UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )
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☐	Soliciting Material Pursuant to §240.14a-12

American Municipal Income Portfolio Inc.
Minnesota Municipal Income Portfolio Inc.
First American Minnesota Municipal Income Fund II, Inc.
American Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
AMERICAN INCOME FUND, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
DECEMBER 17, 2010
     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) will be held at 9:00 a.m., Central Time, on Friday, December 17, 2010, at the offices of FAF Advisors, Inc., 3rd Floor — Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402. The purposes of the meeting are as follows:
1.	To elect a Board of Directors.

2.	To approve an Amendment to the Investment Advisory and Management Agreement with FAF Advisors, Inc.

3.	To approve Investment Sub-Advisory Agreements with Nuveen Asset Management, Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC.

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of each Fund for the current fiscal year.

5.	To transact any other business properly brought before the meeting.
     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.
     Shareholders of record as of the close of business on October 27, 2010 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.
     You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.
November 5, 2010

Kathleen L. Prudhomme
Secretary

PROXY STATEMENT
AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
AMERICAN INCOME FUND, INC.
ANNUAL MEETING OF SHAREHOLDERS — DECEMBER 17, 2010
     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on December 17, 2010: This proxy statement is available at www.firstamericanfunds.com.
     The enclosed proxy is solicited by the Board of Directors (the “Board”) of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (sometimes referred to individually as a “Fund” and collectively as the “Funds”) in connection with each Fund’s annual meeting of shareholders to be held Friday, December 17, 2010, and any adjournments thereof (the “Meeting”). Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately November 10, 2010.
     In order for the Meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund’s shares must be represented at the Meeting — either in person or by proxy.
     For American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II (the “Municipal Bond Funds”), all returned proxies count toward a quorum, regardless of how they are voted. If a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner (a “broker non-vote”), those shares will not be considered present and entitled to vote on that proposal. Abstentions, however, will be counted as shares present and entitled to vote with respect to a proposal. Abstentions and broker non-votes will have no effect on the proposal to elect directors. With respect to the proposals to approve an amendment to the Investment Advisory and Management Agreement and to approve sub-advisory agreements, an abstention will have the same effect as a vote against the proposal; a broker non-vote will have no effect when the voting requirement is based on achieving a percentage of the voting securities present or represented by proxy at the Meeting; and a broker non-vote will have the same effect as a vote against when the voting requirement for the proposal is based on achieving a percentage of the outstanding voting securities. For the proposal to ratify the Municipal Bond Funds’ independent accountants, a broker non-vote will have no effect, and an abstention will have the same effect as a vote against the proposal.
     For American Income Fund, shares represented by proxies that withhold authority to vote or that reflect abstentions or broker non-votes are counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the proposal to elect directors, but will have the same effect as a vote against the proposal to ratify the Fund’s independent accountants. With respect to the proposals to approve an amendment to the Investment Advisory and Management Agreement and to approve sub-advisory agreements, abstentions and broker non-votes will have the same effect as votes against the proposal.
     For any Fund, the persons named as proxies may propose one or more adjournments of the Meeting for that Fund to permit further solicitation of proxies, whether or not a quorum is present. In determining whether to adjourn the meeting, the following factors, among others, may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjourned meeting).
     Only shareholders of record of each Fund on October 27, 2010 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:

	American		First American
	Municipal Income	Minnesota Municipal	Minnesota Municipal
	Portfolio	Income Portfolio	Income Fund II	American Income Fund
Common Shares	5,756,267	4,146,743	1,472,506	9,459,229
Preferred Shares	1,740	1,244	520	None
     Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.
     You may revoke your proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Funds’ Secretary, or by voting in person at the Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again — using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted “for” each proposal.
     The Funds’ most recent annual report has been mailed to shareholders, and is also available by request without charge by writing to the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or by calling the Funds at 800-677-FUND.

PROPOSAL ONE
ELECTION OF DIRECTORS
     American Income Fund. The shareholders of American Income Fund will be asked to elect the nominees listed below as members of the Fund’s Board. Each nominee is not considered an “interested person,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds (the “Independent Directors”). It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of the Fund unless such authority has been withheld in the proxy.
     Municipal Bond Funds. The shareholders of each Municipal Bond Fund will be asked to elect the nominees listed below to the Fund’s Board. Each nominee is considered an Independent Director. Each Municipal Bond Fund’s preferred shareholders are entitled to elect two of the Fund’s directors, and the remaining six directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by each Municipal Bond Fund’s preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. Victoria J. Herget, John P. Kayser, Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade are to be elected by the preferred shareholders and the common shareholders of each Municipal Bond Fund, voting together as a single class. It is intended that the enclosed proxy will be voted for the election of each of these individuals as directors of the Municipal Bond Funds unless such authority has been withheld in the proxy.
     Biographical Information. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Funds’ investment advisor (the “Fund Complex”). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 47 open-end funds (which are portfolios of four registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Each nominee has served as a director since the last annual meeting of shareholders. All of the nominees listed below have consented to serve as directors, if elected. If the Transaction (as defined in Proposal 2) is consummated, it is expected that Ms. Stringer will resign from the Board (which is the board of directors of all the funds in the Fund Complex) as of the closing date. It is expected that, as of the closing date, Ms. Stringer would serve as a board member of various registered investment companies sponsored by Nuveen Investments, Inc. (“Nuveen”).

Nominees for Election as Independent Directors

				Number of
		Term of Office* and	Principal	Portfolios in Fund	Other
Name and Year	Position Held with	Length of Time	Occupation(s)	Complex Overseen by	Director-ships Held
of Birth	the Funds	Served	During Last 5 Years	Director**	by Director***
Roger A. Gibson (1946)	Director	Mr. Gibson has served as a director of each of the Municipal Bond Funds since August 1998 and of American Income Fund since October 2000. Fund directors serve for a one-year term that expires at the next annual meeting of shareholders.	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer — Cargo; Independent Director, Fund Complex since 1997.	55	None

Victoria J. Herget (1951)	Director	Ms. Herget has served as a director of each of the Funds since September 2003. Fund directors serve for a one-year term that expires at the next annual meeting of shareholders.	Investment Consultant, Chartered Financial Analyst; Board Chair, United Educators Insurance Company; non-profit board member; prior to retirement in 2001, served in various positions, including managing director, for Zurich Scudder Investments; Independent Director, Fund Complex since 2003.	55	None

John P. Kayser (1949)	Director	Mr. Kayser has served as a director of each of the Funds since October 2006. Fund directors serve for a one-year term that expires at the next annual meeting of shareholders.	Retired; non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Director, Fund Complex since 2006.	55	None

				Number of
		Term of Office* and	Principal	Portfolios in Fund	Other
Name and Year	Position Held with	Length of Time	Occupation(s)	Complex Overseen by	Director-ships Held
of Birth	the Funds	Served	During Last 5 Years	Director**	by Director***
Leonard W. Kedrowski (1941)	Director	Mr. Kedrowski has served as a director of each of the Municipal Bond Funds since August 1998 and of American Income Fund since October 2000. Fund directors serve for a one-year term that expires at the next annual meeting of shareholders.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and product company; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Anderson Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Director, Fund Complex since 1993.	55	None

Richard K. Riederer (1944)	Director	Mr. Riederer has served as a director of each of the Funds since August 2001. Fund directors serve for a one-year term that expires at the next annual meeting of shareholders.	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Director, Cliffs Natural Resources, Inc.; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Trustee, State of West Virginia Investment Division; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Director, Fund Complex since 2001 and Firstar Funds 1988-2001.	55	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

				Number of
		Term of Office* and	Principal	Portfolios in Fund	Other
Name and Year	Position Held with	Length of Time	Occupation(s)	Complex Overseen by	Director-ships Held
of Birth	the Funds	Served	During Last 5 Years	Director**	by Director***
Joseph D. Strauss (1940)	Director	Mr. Strauss has served as a director of each of the Municipal Bond Funds since August 1998 and of American Income Fund since October 2000. Fund directors serve for a one-year term that expires at the next annual meeting of shareholders.	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning and public relations; Owner, Chairman and Chief Executive Officer, ExcensusTM, LLC, a strategic demographic planning and application development firm; Vice President and General Counsel, Unger Meat Co., a premium beef source verification firm; General Counsel, Lythic Solutions, Inc., a brand owner and distributor of concrete densifier, protector and polishing products worldwide; General Counsel, ibody science, llc, a manufacturer of all-natural skin and wound care treatment products for human beings; General Counsel, Cowgirl Science, LLC, a manufacturer of all-natural skin and wound care treatment products for animals; Independent Director, Fund Complex since 1984.	55	None

Virginia L. Stringer (1944)	Chair; Director	Ms. Stringer has served as a director of each of the Municipal Bond Funds since August 1998 and of American Income Fund since October 2000. Fund directors serve for a one-year term that expires at the next annual meeting of shareholders.	Board member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, Fund Complex since 1987.	55	None

Number of
		Term of Office* and	Principal	Portfolios in Fund	Other
Name and Year	Position Held with	Length of Time	Occupation(s)	Complex Overseen by	Director-ships Held
of Birth	the Funds	Served	During Last 5 Years	Director**	by Director***
James M. Wade (1943)	Director	Mr. Wade has served as a director of each of the Funds since August 2001. Fund directors serve for a one-year term that expires at the next annual meeting of shareholders.	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Director, Fund Complex since 2001 and Firstar Funds 1988-2001.	55	None

*	Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

**	Upon the closing of the Transaction (as defined in Proposal 2), the number of portfolios in the Fund Complex will decrease to 14, each of which will be overseen by the director.

***	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or subject to the requirements of Section 15(d) of the 1934 Act, or any company registered as an investment company under the 1940 Act.
     There were five meetings of the Board during the fiscal year ended August 31, 2010. During the fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board and of committees of which he or she was a regular member that were held while he or she was serving on the Board or on such committee.
Board Leadership Structure
     The Board is responsible for overseeing generally the operation of each Fund. The Board has approved an investment advisory agreement with FAF Advisors, Inc. (“FAF Advisors” or the “Advisor”) as well as other contracts with FAF Advisors, its affiliates, and other service providers.
     As noted above, each Director is considered to be an Independent Director. The Directors also serve as directors of the other funds in the Fund Complex. Taking into account the number, diversity and complexity of the funds overseen by the Directors and the aggregate amount of assets under management in the Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of the Funds’ counsel and auditors, counsel to the Independent Directors, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.
     The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. The Board’s role in risk oversight of each Fund reflects its responsibility to oversee generally, rather than to manage, the operations of the Fund. The actual day-to-day risk management with respect to the Funds resides with FAF Advisors and the other service providers to the Funds. In line with the Board’s oversight responsibility, the Board receives reports and makes inquiries regarding various risks at its regular meetings or otherwise. However, the Board relies upon the Funds’ Chief Compliance Officer, who reports directly to the Board, and FAF Advisors (including its Chief Risk Officer and other members of its management team) to assist the Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of FAF Advisors and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FAF Advisors, its affiliates or other service providers.
Standing Committees
     The Board currently has three standing committees: an Audit Committee, a Pricing Committee and a Governance Committee.
     The purposes of the Audit Committee are (1) to oversee each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of each Fund’s financial statements and the independent audit thereof; (3) to assist Board oversight of each Fund’s compliance with legal and regulatory requirements; and (4) to act as a liaison between each Fund’s independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. A copy of this charter is attached hereto as Exhibit G. The Audit Committee currently consists of Mr. Kedrowski (chair), Benjamin R. Field III, (who is not standing for re-election because he has reached the Board’s mandatory retirement age), Mr. Kayser, Mr. Riederer and Ms. Stringer (ex officio). The Board has determined that each member of the Audit Committee is “independent” within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an “interested person” as defined in the 1940 Act. The Board has designated Mr. Kedrowski, Mr. Field, Mr. Kayser and Mr. Riederer as Audit Committee financial experts. The Audit Committee met five times during the fiscal year ended August 31, 2010.
     The Pricing Committee of the Board is responsible for overseeing the valuation of portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board. Current members of the Pricing Committee are Mr. Gibson (Chair), Mr. Wade, Mr. Field and Ms. Stringer (ex officio). The Pricing Committee met four times during the fiscal year ended August 31, 2010.
     The Governance Committee of the Board is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Strauss (Chair), Mr. Wade, Ms. Herget, and Ms. Stringer (ex officio). The Board has determined that each member of the Governance Committee is “independent” within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an “interested person” as defined in the 1940 Act. The Governance Committee met three times during the fiscal year ended August 31, 2010. A copy of the Governance Committee Charter is attached hereto as Exhibit H.
     In addition to the above committees, the Board also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.
Selection of Director Nominees
     The Governance Committee will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.
     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is “independent” within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an “interested person” as defined in the 1940 Act;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.
     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder’s recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.
     The Board currently is composed entirely of Independent Directors. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the ultimate parent company of the Funds’ investment advisor) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
     The Governance Committee has not established specific minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is “independent” within the meaning of applicable stock exchange listing standards and is not an “interested person” as defined in the 1940 Act; and whether the individual is “financially literate” or would be deemed an “audit committee financial expert” within the meaning of such listing standards and applicable Securities and Exchange Commission (“SEC”) rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.
     Before the Governance Committee decides to nominate an individual as a director, committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.
Shareholder Communications with Directors
     Shareholders of the Funds can communicate directly with the Board by writing to the Chair of the Board, First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Such communications to the Board or individual directors are not screened before being delivered to the addressee.
Director Attendance at Shareholders Meetings
     The Board encourages directors to attend annual shareholders meetings of the Fund in person or by telephone. All of the directors standing for re-election attended the Funds’ 2009 annual shareholder meeting either in person or telephonically.
Director Qualifications
     The Board has determined that each of its Directors (other than Mr. Field, who is retiring) should continue to serve as such based on several factors (none of which alone is decisive). Each Director has served in his or her role as Director of the Funds since the dates noted in the table above. Because of this experience, each Director is knowledgeable regarding the Funds’ business and service provider arrangements. In addition, each Director has served for a number of years as a director of other funds in the Fund Complex, as indicated in the “Independent Directors” table above. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, its Directors have balanced and diverse qualifications, skills, experiences, and attributes, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the specific qualifications, skills, experiences, and attributes of each Director, which in each case contributed to the Board’s conclusion that the Director should continue to serve as director of the Fund, is provided in the “Independent Directors” table above.
Director Compensation
     The Fund Complex currently pays directors who are not paid employees or affiliates of any fund in the Fund Complex an annual retainer of $150,000 ($265,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:
•	$1,000 for attending the first day of an in-person Board meeting ($1,500 in the case of the Chair);
•	$2,000 for attending the second day of an in-person Board meeting ($3,000 in the case of the Chair);

•	$1,000 for attending the third day of an in-person Board meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon; and

•	$500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee).
     A director who participates telephonically in any in-person Board or committee meeting receives half of the fee that director would have received for attending in person. For telephonic Board and committee meetings, the Chair and each director and committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.
     Directors also receive $3,500 per day when traveling out of town on Fund Complex business that does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund Complex business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in the Fund Complex.
     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the “Plan”). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.
     The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the fiscal year ended August 31, 2010.

			Aggregate
			Compensation from
	Aggregate Compensation	Aggregate Compensation	First American	Aggregate
	from American Municipal	from Minnesota	Minnesota Municipal	Compensation from	Total Compensation from
	Income	Municipal Income	Income Fund	American Income	Fund Complex Paid to
Name of Director	Portfolio(1)	Portfolio(2)	II(3)	Fund(4)	Directors(5)(6)
Roger A. Gibson	$3,235	$3,235	$3,235	$3,235	$183,375
Victoria J. Herget	3,295	3,295	3,295	3,295	186,750
John P. Kayser	2,964	2,964	2,964	2,964	168,000
Leonard W. Kedrowski	3,337	3,337	3,337	3,337	189,125
Richard K. Riederer	2,960	2,960	2,960	2,960	167,750
Joseph D. Strauss	3,216	3,216	3,216	3,216	182,250
Virginia L. Stringer	5,183	5,183	5,183	5,183	293,750
James M. Wade	2,973	2,973	2,973	2,973	168,500

(1)	Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $647; and Victoria J. Herget, $988.

(2)	Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $647; and Victoria J. Herget, $988.

(3)	Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $647; and Victoria J. Herget, $988.

(4)	Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $647; and Victoria J. Herget, $988.

(5)	Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $36,675; and Victoria J. Herget, $56,025.

(6)	As of August 31, 2010, the Fund Complex consisted of 47 open-end funds (which are portfolios of four investment companies) and eight closed-end investment companies, totaling 55 funds.
Director Shareholdings
     The following table discloses the dollar range of equity securities beneficially owned by each Director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

	Dollar Range of Equity	Aggregate Dollar Range
	Securities in the	of Equity Securities
Name of Director	Funds	in the Fund Complex*
Roger A. Gibson	None	Over $100,000
Victoria J. Herget	None	Over $100,000
John P. Kayser	None	Over $100,000
Leonard W. Kedrowski	First American Minnesota Municipal Income Fund II: $1-$10,000; American Income Fund: $10,001-$50,000	Over $100,000
Richard K. Riederer	None	Over $100,000
Joseph D. Strauss	None	Over $100,000
Virginia L. Stringer	None	Over $100,000
James M. Wade	None	Over $100,000

*	The dollar range disclosed is based on the value of the securities as of June 30, 2010.
     To the knowledge of the Funds, as of October 27, 2010, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of the outstanding shares of the Fund.
Board Recommendation; Required Vote
     The Board recommends that shareholders vote in favor of all nominees to serve as directors. For each Municipal Bond Fund, (i) the vote of a plurality of the preferred shares represented at the meeting is sufficient for the election of Mr. Gibson and Mr. Kedrowski, provided at least a quorum (one-third of the outstanding preferred shares) is represented in person or by proxy, and (ii) the vote of a plurality of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. For American Income Fund, the vote of a plurality of the shares voted at the meeting is sufficient for the election of each of the nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies named in the proxy card enclosed herewith will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board may designate.

PROPOSAL TWO
APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
Background
     FAF Advisors, a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), serves as investment advisor and administrator to each Fund. On July 29, 2010, U.S. Bank and FAF Advisors entered into a definitive agreement with Nuveen, Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM will acquire a portion of the asset management business of FAF Advisors (the “Transaction”). The acquired business includes the assets of FAF Advisors used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products, excluding FAF Advisors’ money market business and the closed-end funds advised by FAF Advisors. Accordingly, FAF Advisors will remain as the investment advisor and administrator to eight registered closed-end investment companies, including the Funds, upon the closing of the Transaction. Nuveen is not acquiring any ownership interest in FAF Advisors in connection with the Transaction and the advisory agreements of the Funds are not being assigned. However, because certain investment personnel of FAF Advisors will become employees of NAM or its affiliates upon the closing of the Transaction, NAM is being recommended to serve as sub-advisor to the Funds upon the closing of the Transaction and a change to the advisory agreements is being recommended to permit delegation to a sub-advisor. After the closing of the Transaction, it is currently anticipated that FAF Advisors will change its name to U.S. Bancorp Asset Management.
     After closing of the Transaction, some or all of each Fund’s portfolio management team, including the individuals who currently act as lead portfolio managers for the Funds, will become employees of NAM or a subsidiary of NAM. To allow these individuals to continue to manage the Funds, the Board has approved, and you are being asked to approve under Proposal Three, investment sub-advisory agreements (each a “Sub-Advisory Agreement”) for each Fund with NAM and with certain affiliated entities, as described under Proposal Three.
     In connection with its approval of the Sub-Advisory Agreements, the Board considered amendments (the “Amendments”) to the Investment Advisory and Management Agreement for each Municipal Bond Fund and to the Investment Advisory Agreement for American Income Fund (each an “Advisory Agreement”). Each Amendment clarifies that the Advisor has the right to retain one or more sub-advisors to perform some or all of the investment advisory services described in the Advisory Agreement, subject to approval requirements under Section 15 of the 1940 Act. The Board has approved the Amendments and you are being asked to approve the Amendment for your Fund to take effect upon closing of the Transaction. Further details regarding the Advisory Agreements and the Amendments are discussed below.
     The Transaction is expected to close during the fourth quarter of 2010 subject to the satisfaction or waiver of customary closing conditions. If approved, each Amendment will take effect as of the closing of the Transaction. If the Transaction closes and the shareholders of a Fund have not approved an Amendment for that Fund, the Board will take such action as it deems to be in the best interests of the Fund.
The Advisory Agreements and the Amendments
     Set forth below is a general description of certain material terms of the Advisory Agreements and the Amendments. The following discussion of the Advisory Agreements and the Amendments is qualified in its entirety by reference to the actual terms of the Advisory Agreements and the Amendments. The form of the Advisory Agreements is included in Appendix A and the form of the Amendments is included in Appendix B. You are encouraged to review Appendix A and Appendix B for the complete terms of the Advisory Agreements and the Amendments, respectively. The date of each Fund’s Advisory Agreement and the date on which it was last approved by shareholders and last approved for continuance by the Board is provided in Exhibit A.

     Each Amendment clarifies the Advisor’s ability to appoint one or more sub-advisors to perform the investment advisory services under the Fund’s Advisory Agreement, subject to the initial and periodic approvals required under Section 15 of the 1940 Act. Other than the ability to appoint one or more sub-advisors to perform the investment advisory services, there are no additional modifications to the Advisory Agreements. The Advisory Agreement for each Fund continues in effect from year to year if such continuance is approved for the Fund at least annually in the manner required under the 1940 Act.
     Investment Advisory and Management Services. The Advisory Agreement for each Municipal Bond Fund provides that (1) the Advisor will act as investment advisor for, and will manage the affairs, business and investment of the assets of the Fund; (2) the investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-2 and any representations contained in the Prospectus of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and (a) as interpreted from time to time by the Board of the Fund and (b) as may be amended from time to time by the Board and/or the shareholders of the Fund as permitted by the 1940 Act; (3) within the framework of the investment policies of the Fund, the Advisor shall have the sole and exclusive responsibility for the management of the Fund’s assets and the making and execution of all investment decisions for the Fund; (4) the Advisor shall report to the Board of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Advisor to the investment policies of the Fund; and (5) the Advisor shall, at its own expense, furnish the Fund suitable office space, and all necessary administrative facilities, office facilities, equipment and personnel for servicing the investments of the Fund and investment advisory facilities and executive and supervisory personnel for managing the investments of the Fund and effecting portfolio transactions of the Fund.
     The Advisory Agreement for American Income Fund provides that (1) the Advisor will act as investment advisor for, and to manage the investment of the assets of, the Fund as set forth in the Advisory Agreement and as further requested by the Board; (2) the Advisor, at its own expense, shall provide the Fund with all necessary office space, personnel and facilities necessary and incident to the performance of the Advisor’s services under the Advisory Agreement; and (3) the Advisor shall pay or be responsible for the payment of all compensation to personnel of the Fund and the officers and directors of the Fund who are affiliated with the Advisor or any entity which controls, is controlled by or is under common control with the Advisor.
     The Amendment for each Fund provides that subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Advisor may retain one or more sub-advisors at the Advisor’s own cost and expense for the purpose of furnishing one or more of the services described in the Advisory Agreement. The Amendment for each Fund further provides that retention of a sub-advisor shall in no way reduce the responsibilities or obligations of the Advisor under the Advisory Agreement, and the Advisor shall be responsible to the Fund for all acts or omissions of any sub-advisor in connection with the performance of the Advisor’s duties under the Advisory Agreement.
     Compensation for Services. Under the Advisory Agreement for each Fund, the Fund pays the Advisor a monthly advisory fee for all services, facilities, equipment and personnel, and for other costs of the Advisor in providing services under the Advisory Agreement as follows:

Current Monthly Management
Fund	Fee Rate
American Municipal Income Portfolio; Minnesota Municipal Income Portfolio; and First American Minnesota Municipal Income Fund II	1/12 of the per annum rate of .35 of 1% of average weekly net assets

American Income Fund	1/12 of the per annum rate of .65 of 1% of average weekly net assets
     The Amendment does not change the terms of the Advisory Agreement regarding compensation for services. If the sub-advisory agreements are approved by shareholders, FAF Advisors will pay the sub-advisor(s) from the fees it receives from a Fund; therefore, the advisory fees paid by the Funds will not increase as a result of shareholder approval of the Amendment. The fees paid by each Fund to FAF Advisors during each Fund’s last fiscal year and each Fund’s net assets as of September 30, 2010 are set forth in Exhibit B.
     Amendments. The Advisory Agreement for each Fund provides that no material amendment to the Advisory Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund, which is defined in the Advisory Agreement as the vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. The Amendment does not change the terms of the Advisory Agreement regarding amendments.
     Continuance and Termination. The Advisory Agreement for each Fund provides that it will continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of the Fund or by a vote of the holders of a majority of the Fund’s outstanding shares, and (b) by the vote of a majority of the directors who are not parties to the Advisory Agreement or Interested Persons (as defined in the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or of the Fund cast in person at a meeting called for the purpose of voting on such approval.
     The Advisory Agreement for each Fund also provides that the Advisory Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Advisor, upon sixty (60) days written notice to the other party. In addition, the Advisory Agreement for each Fund shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. The Amendment does not change the terms of the Advisory Agreement regarding continuance and termination.
Board Considerations
     The Board considered the Amendments to the Funds’ Advisory Agreements at meetings held September 21-23 and October 7, 2010, as a part of its consideration of the proposed Sub-Advisory Agreements for each Fund. The factors considered by the Board in connection with its approval of the Sub-Advisory Agreements are discussed in more detail below. See “Proposal Three — Approval of Investment Sub-Advisory Agreements — Board Considerations.”
     In voting to approve the Amendment to each Fund’s Advisory Agreement, the Board considered, among other things, the following information:
     The Board considered that, in connection with the Transaction, some or all of each Fund’s portfolio management team, including the lead portfolio managers of the Funds are expected to become employees of NAM or a subsidiary of NAM as of the close of the Transaction, and that such individuals will continue to manage the Funds if the Sub-Advisory Agreements are approved. Accordingly, approval of.

the Sub-Advisory Agreements for each Fund would result in continuity of senior portfolio management following closing of the Transaction. The Board noted that, because the Amendment provides FAF Advisors with the ability to appoint one or more sub-advisors to perform investment advisory services under the Advisory Agreement, approval of the Amendment is required in order to enter into the Sub-Advisory Agreements. Additionally, the Board considered that the appointment of one or more sub-advisors would not increase the advisory fees paid by each Fund because the sub-advisory fee(s) would be paid by FAF Advisors out of its advisory fee. Further, FAF Advisors would continue to be responsible for the provision of services to each Fund under the Advisory Agreement and would be responsible to each Fund for all acts or omissions committed by a sub-advisor in connection with the performance of FAF Advisors’ duties under the Advisory Agreement.
     The Board also considered that no other terms of the Funds’ Advisory Agreements, including the fees payable to FAF Advisors, would change as a result of the Amendment. The Board noted that it had recently approved the annual renewal of each Fund’s Advisory Agreement with FAF Advisors and concluded that, in light of the limited nature of the Amendment, it was not necessary to reconsider all of the factors it typically reviews in connection with the approval of an advisory agreement.
     After deliberating in executive session during its October 7, 2010 meeting, the members of the Board in attendance, all of whom are Independent Directors, approved the Amendment to each Fund’s Advisory Agreement and authorized the submission of the Amendments for consideration by each Fund’s shareholders.
Information about FAF Advisors
     FAF Advisors, 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. The table set forth in Exhibit C lists other funds registered under the 1940 Act with similar investment objectives and policies to the Funds which are advised by FAF Advisors, the net assets of those funds and the advisory fee rates payable to FAF Advisors.
     The principal business address of each director and/or principal executive officer of FAF Advisors, is 800 Nicollet Mall, Minneapolis, Minnesota 55402. The names and principal occupations of the directors and/or officers of FAF Advisors are set forth in Exhibit D.
Board Recommendation; Required Vote
     The Board recommends that shareholders vote in favor of the Amendment. For each Fund, if at least a quorum is represented in person or by proxy, the 1940 Act and the Advisory Agreement require that the Amendment be approved by the vote of the lesser of (i) 67% of the or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund. For the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the approval of the Amendment for each Fund.

PROPOSAL THREE
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENTS
Background
     As described above, FAF Advisors will remain as the investment advisor and administrator to the Funds upon the closing of the Transaction. However, some or all of each Fund’s portfolio management team, including the lead portfolio managers for the Funds, will become employees of NAM (or, as explained below, an affiliate of NAM). In order to provide the Funds with continuity of senior portfolio management, FAF Advisors initially recommended that the Board approve a Sub-Advisory Agreement for each Fund with NAM. However, NAM is contemplating an internal restructuring pursuant to which NAM is expected to change its name to Nuveen Fund Advisors, Inc. (“NFA”) and, in anticipation of the internal restructuring, has formed a new wholly-owned subsidiary, Nuveen Asset Management, LLC (“NAM LLC”). In connection with the restructuring, investment personnel of NAM, including some or all of each Fund’s portfolio management teams, will become employees of NAM LLC. This restructuring may occur before, concurrently with or after closing of the Transaction. FAF Advisors therefore recommended that the Board also approve Sub-Advisory Agreements for each Fund with NFA and NAM LLC under which NFA and NAM LLC would provide, in the aggregate, substantially the same services as would be provided under the proposed Sub-Advisory Agreement with NAM.
     If the internal restructuring of NAM is completed prior to or concurrently with the closing of the Transaction, each Fund’s Sub-Advisory Agreements with NFA and NAM LLC will take effect at the closing of the Transaction, assuming they have been approved by shareholders, and the Sub-Advisory Agreements with NAM will not take effect. If the internal restructuring of NAM is not completed prior to the closing of the Transaction, each Fund’s Sub-Advisory Agreement with NAM will take effect at the closing of the Transaction, assuming it has been approved by shareholders. If the internal restructuring of NAM is completed following closing of the Transaction, each Fund’s Sub-Advisory Agreement with NAM will be terminated and the Sub-Advisory Agreements with NFA and NAM LLC will take effect. If the internal restructuring of NAM does not occur, the Sub-Advisory Agreements with NAM will remain in effect subject to the continuation and termination provisions of the Sub-Advisory Agreements.
     If approved, FAF Advisors will pay NAM, or NFA and NAM LLC, from the advisory fees it receives from a Fund; therefore, the advisory fees paid by the Funds will not increase as a result of shareholder approval of the Sub-Advisory Agreements.
     The Board has approved, and you are being asked to approve, Sub-Advisory Agreements for each Fund with NAM, NFA and NAM LLC, to take effect as described above. A vote in favor of the Sub-Advisory Agreements for a Fund includes the approval of a Sub-Advisory Agreement between FAF Advisors and NAM, a Sub-Advisory Agreement between FAF Advisors and NFA, and a Sub-Advisory Agreement between FAF Advisors and NAM LLC.
     The Transaction is expected to close during the fourth quarter of 2010 subject to the satisfaction or waiver of customary closing conditions. If the Transaction closes and the shareholders of a Fund have not approved the Amendment and the Sub-Advisory Agreements for the Fund, the Board will take such action as it deems to be in the best interests of the Fund.
Information about NAM
     NAM is a wholly-owned subsidiary of Nuveen and is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen is a wholly-owned subsidiary of Windy City Investment Holding, L.L.C. (“Windy City”), a limited liability company formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. In addition, Bank of America Corporation (“BAC”), through one or more of its wholly-owned subsidiaries, holds an approximate 32% interest in Windy City’s non-voting equity. As part of the Transaction, U.S. Bank will acquire a 9.5% ownership interest in Windy City. Nuveen had approximately $150 billion of assets under management as of June 30, 2010. The table set forth in Exhibit E lists other funds registered under the 1940 Act with similar investment objectives and policies to the Funds which are advised or sub-advised by NAM, the net assets of those funds and the management/sub-advisory fee rates payable to NAM.
     The principal business address of NAM, and each director and/or principal executive officer of NAM, is 333 West Wacker Drive, Chicago, IL 60606. The names and principal occupations of the directors and/or officers of NAM are set forth in Exhibit F. The principal business addresses of MDP and BAC are 70 West Madison Street, Chicago, IL 60602 and 100 North Tryon Street, Charlotte, NC 28255, respectively.
The Sub-Advisory Agreements
     Under each Fund’s Sub-Advisory Agreement with NAM, NAM provides investment advisory services to the Fund for a fee payable by FAF Advisors. If the restructuring occurs and each Fund enters into Sub-Advisory Agreements with NFA and NAM LLC instead, the aggregate services to be provided to the Fund by NFA and NAM LLC will be substantially the same as those services to be provided by NAM and the aggregate fees to be paid by FAF Advisors to NFA and NAM LLC will be equal to the fees payable to NAM. Set forth below is a general description of certain material terms of the Sub-Advisory Agreements. The following discussion of the Sub-Advisory Agreements is qualified in its entirety by reference to the actual terms of the Sub-Advisory Agreements, the forms of which are included in Appendix C. You are encouraged to review Appendix C for the complete terms of the Sub-Advisory Agreements.
     Investment Advisory Services. Each Fund’s Sub-Advisory Agreement with NAM provides that NAM will be employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, NAM will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund; (d) employ qualified personnel to assist in the supervision of the Fund’s investment program and to monitor the level of risk incurred by the Fund in connection with its investment program; (e) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (f) provide assistance in connection with determining dividend and distribution levels for the Fund; and (g) provide tax advice on issues arising in connection with management of the Fund’s portfolio. Subject to the supervision of the Fund’s Board and FAF Advisors, NAM will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent NAM has been notified of such objectives, policies and restrictions, (b) the Fund’s charter documents, to the extent that they have been provided to NAM, and (c) applicable laws and regulations.
     The services to be provided by NFA and NAM LLC under their respective Sub-Advisory Agreements with the Funds are substantially similar, in the aggregate, to the services to be provided by NAM under its Sub-Advisory Agreements with the Funds. The difference among the Sub-Advisory Agreements is that the services provided by NAM are divided between NFA and NAM LLC. Specifically, the Sub-Advisory Agreement with NFA provides that NFA will be employed and authorized to perform the following sub-investment advisory services on behalf of the Fund: (a) assist in the supervision of the Fund’s investment program; (b) monitor the level of risk incurred by the Fund in connection with its investment program; (c) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (d) provide assistance in connection with determining dividend and distribution levels for the Fund; (e) provide tax advice on issues arising in connection with management of the Fund’s portfolio; and (f) assist with pricing the Fund’s portfolio securities, provided that NFA shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by NFA that is materially incorrect or incomplete as a result of NFA’s gross negligence.
     The Sub-Advisory Agreement with NAM LLC provides that NAM LLC will be employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, NAM LLC will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund. Subject to the supervision of the Fund’s Board and FAF, NAM LLC will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent NAM LLC has been notified of such objectives, policies and restrictions, (b) the Fund’s charter documents, to the extent that they have been provided to NAM LLC, and (c) applicable laws and regulations.
     Fees and Expenses. Under the Sub-Advisory Agreement with NAM, FAF Advisors would pay NAM a monthly fee at the annual rate shown below, computed based on the average weekly net assets.

Fund	Management fee rate
American Municipal Income Portfolio; Minnesota Municipal Income Portfolio; and First American Minnesota Municipal Income Fund II	0.30%

American Income Fund	0.60%
     Under the Sub-Advisory Agreements with NFA and NAM LLC, aggregate fees paid by FAF Advisors would be the same for each Fund as fees that would be paid by FAF Advisors under the Sub-Advisory Agreement with NAM. Under the Sub-Advisory Agreement with NFA, FAF Advisors would pay NFA a monthly fee at the annual rate shown below, computed based on the average weekly net assets.

Fund	Management fee rate
American Municipal Income Portfolio; Minnesota Municipal Income Portfolio; and First American Minnesota Municipal Income Fund II	0.05%

American Income Fund	0.15%
     Under the Sub-Advisory Agreement with NAM LLC, FAF Advisors would pay NAM LLC a monthly fee at the annual rate shown below, computed based on the average weekly net assets.

Fund	Management fee rate
American Municipal Income Portfolio; Minnesota Municipal Income Portfolio; and First American Minnesota Municipal Income Fund II	0.25%

American Income Fund	0.45%

     Limitation on Liability and Standard of Care. The Sub-Advisory Agreements provide the same limitations on liability and the same standard of care. Each Sub-Advisory Agreement provides that the sub-advisor will agree to indemnify and hold harmless FAF Advisors and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the sub-advisor’s material breach of the Sub-Advisory Agreement or as a result of the sub-advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of FAF Advisor’s willful misfeasance, bad faith or gross negligence on FAF Advisors’ part in the performance of its duties or from reckless disregard by FAF Advisors of its obligations and duties.
     Each Sub-Advisory Agreement provides that the sub-advisor shall exercise its best judgment in rendering certain services of the Sub-Advisory Agreement. The sub-advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or FAF Advisors in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the sub-advisor’s part in the performance of its duties or from reckless disregard by the sub-advisor of its obligations and duties under the Sub-Advisory Agreement. Neither the sub-advisor nor its members, partners, officers, employees and agents shall be liable to FAF Advisors, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the sub-advisor’s obligations under the Sub-Advisory Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.
     Term, Continuance and Termination. Each Sub-Advisory Agreement has been approved by the Board for an initial term of up to two years from the closing date of the Transaction. Thereafter, each Sub-Advisory Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Fund’s Board in the manner required by the 1940 Act. Each Sub-Advisory Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by FAF Advisors and the sub-advisor) by FAF Advisors, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the sub-advisor, and will immediately terminate upon termination of the Fund’s Advisory Agreement. Each Sub-Advisory Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Board Considerations
     The Board approved the Sub-Advisory Agreements for each Fund with NAM, NFA and NAM LLC after consideration of all factors determined to be relevant to its deliberations, including those discussed below.
     At meetings held in May and June of this year, the Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF Advisors to NAM. At in-person meetings held September 21-23 and October 7, 2010, the Board considered a number of proposals related to the Transaction that were recommended by FAF Advisors, including the Amendments and the Sub-Advisory Agreements. In preparation for these meetings, the

Board received, in response to written due diligence requests prepared by the Board and its independent legal counsel and provided to NAM and FAF, a significant amount of information covering a range of issues. In addition, the Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Board under the 1940 Act. To assist the Board in its consideration of the various agreements related to the Transaction, including the Amendments and the Sub-Advisory Agreements, NAM provided materials and information about, among other things (1) NAM and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the various agreements, (3) proposed fees and expenses and comparative information relating thereto, (4) and NAM’s compliance and risk management capabilities and processes.
     In considering the Sub-Advisory Agreements for each Fund, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant. In considering the Sub-Advisory Agreements, the Board did not identify any particular information that was all-important or controlling, and each director may have attributed different weights to the various factors discussed below. The directors, all of whom are Independent Directors, concluded that the terms of the Sub-Advisory Agreements are appropriate, that the fee rates to be paid are reasonable in light of the services to be provided to each Fund, and that the Sub-Advisory Agreements should be approved and recommended to stockholders for approval. In voting to approve the Sub-Advisory Agreements for each Fund, the Board considered, among other things, the following factors:
     Nature, Extent and Quality of Services. In considering approval of the Sub-Advisory Agreements, the Board considered the nature, extent and quality of services to be provided by NAM (or, after completion of the internal restructuring, by NFA and NAM LLC). The Board reviewed materials outlining, among other things, NAM’s organizational structure and business; the types of services that NAM or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NAM.
     With respect to personnel, the Board considered that, some or all of each Fund’s portfolio management team, including the individuals who currently act as lead portfolio managers for the Funds, are expected to be employed by NAM (or NAM LLC) following closing of the Transaction, and that such individuals will continue to manage the Funds if the Sub-Advisory Agreements are approved. The Board also considered information regarding retention plans for current FAF employees who will be offered employment by NAM, and reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel. In evaluating the services of NAM, the Board also considered NAM’s compliance program. Among other things, the Board considered the report of NAM’s chief compliance officer regarding NAM’s compliance policies and procedures.
     In light of the continuity of investment personnel, the Board considered the historical investment performance of each Fund previously provided during the annual contract renewal process.
     Cost of Services Provided by NAM. In evaluating the costs of the services to be provided by NAM under the Sub-Advisory Agreements, the Board noted that sub-advisory fees would be paid by FAF, and that advisory fees paid by the Funds would not change. The Board noted that it had considered the advisory fees paid by each Fund during its most recent contract renewal process, and had compared each Fund’s fees and expenses to the median fees and expenses of comparable funds, using information provided by an independent data service. In considering the compensation to be paid to NAM, the Board also reviewed fee information regarding NAM-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds.

     The Board also considered other amounts expected to be paid to NAM or its affiliates by the Funds, including amounts payable under proposed sub-administration agreements between FAF Advisors and NAM, as well as any indirect benefits NAM and its affiliates are expected to receive that are directly attributable to their sub-advisory relationship with the Funds.
     The Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the incremental costs of preparing, printing and mailing this Proxy Statement over costs incurred in connection with last year’s annual shareholder meeting.
     Conclusion. After deliberating in executive session during its October 7, 2010 meeting, the members of the Board in attendance, all of whom are Independent Directors, approved the Sub-Advisory Agreements for each Fund and authorized the submission of the Sub-Advisory Agreements for consideration by each Fund’s shareholders.
Sub-Administrator
     The Board also considered the appointment of NAM as sub-administrator to each Fund in connection with its consideration of a package of proposals related to the Transaction. The Board approved, and FAF Advisors, as administrator for each Fund, intends to enter into a Sub-Administration Agreement with NAM for each Fund (each a “Sub-Administration Agreement”) to take effect upon the closing of the Transaction, if shareholders of the Fund approve the Amendment and Sub-Advisory Agreements. Under each Fund’s Sub-Administration Agreement, the administrator will pay to NAM compensation at an annual rate, which is calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the Fund.
Board Recommendation; Required Vote
     The Board recommends that shareholders vote in favor of the Sub-Advisory Agreements. For each Fund, if at least a quorum is represented in person or by proxy, the 1940 Act requires that the Sub-Advisory Agreements be approved by the vote of the lesser of (i) 67% of the or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund. For the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the approval of the Sub-Advisory Agreements for each Fund.
PROPOSAL FOUR
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The 1940 Act provides that the selection of the independent registered public accounting firm of a registered investment company must be approved by a majority of the directors of the investment company who are not interested persons of the investment company (this requirement is subject to certain exceptions). This selection is being submitted for ratification or rejection by the shareholders of each Fund.
     Based on the Audit Committee’s recommendation, as discussed below under “Audit Committee Report,” the directors, including a majority who are not interested persons of FAF Advisors, NAM or the Funds, have selected Ernst & Young LLP (“Ernst & Young”) to be the Funds’ independent registered public accounting firm for each Fund’s current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.
     Although the Funds are no longer required by law to submit the selection of their independent public accountants to shareholders for ratification, the Board has elected to continue to do so. If this selection is not ratified, the Board will consider what action to take, including possibly resubmitting the selection to shareholders, continuing the engagement of Ernst & Young, or retaining a different independent registered public accounting firm.
Audit Committee Report
     The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Funds’ independent registered public accounting firm (or to nominate the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds’ financial statements, and the independent public accountants’ responsibility is to plan and carry out a proper audit of the financial statements.
     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114.
     The Funds’ independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm’s independence. The Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants’ independence.
     Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board that, with respect to each Fund, the audited financial statements for the Fund’s most recent fiscal year be included in the Fund’s Annual Report for that fiscal year filed with the SEC.
Members of the Audit Committee
Leonard W. Kedrowski, Chair
Benjamin R. Field III
John P. Kayser
Richard K. Riederer
Virginia L. Stringer (ex officio)

Fees Paid to Ernst & Young
     Audit Fees. Ernst & Young’s fees for professional services rendered for the audit of each Fund’s annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Fund’s Annual Reports on Form N-CSR.

	Fiscal year	Fiscal year ended
	ended 8/31/10	8/31/09
American Municipal Income Portfolio	$28,788	$23,277
Minnesota Municipal Income Portfolio	$28,788	$23,277
First American Minnesota Municipal Income Fund II	$28,788	$23,277
American Income Fund	$33,335	$26,954
     Audit-Related Fees. Ernst & Young’s fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to rating agency agreed upon procedures (except with respect to American Income Fund) and to the review of the semi-annual financial statements.

	Fiscal year	Fiscal year ended
	ended 8/31/10	8/31/09
American Municipal Income Portfolio	$2,396	$4,433
Minnesota Municipal Income Portfolio	$2,396	$4,433
First American Minnesota Municipal Income Fund II	$2,396	$4,433
American Income Fund	$2,774	$5,630
     Tax Fees. Ernst & Young’s fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely regulated investment company qualification reviews and tax distribution analysis and planning.

	Fiscal year	Fiscal year ended
	ended 8/31/10	8/31/09
American Municipal Income Portfolio	$6,947	$4,377
Minnesota Municipal Income Portfolio	$6,947	$4,377
First American Minnesota Municipal Income Fund II	$6,947	$4,377
American Income Fund	$8,840	$5,068
     All Other Fees. There were no fees billed by Ernst & Young for other services during each Fund’s two most recently completed fiscal years.
     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young to each of the Funds and the Advisor and entities controlling, controlled by or under common control with the Advisor that provide ongoing services to the Funds for the two most recently completed fiscal years are set forth in the following table.

	Fiscal year	Fiscal year ended
	ended 8/31/10	8/31/09
American Municipal Income Portfolio	$784,952	$162,488
Minnesota Municipal Income Portfolio	$784,952	$162,488
First American Minnesota Municipal Income Fund II	$784,952	$162,488
American Income Fund	$787,224	$163,384
Audit Committee Pre-Approval Policies
     The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit services provided to FAF Advisors, U.S. Bank, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures.
Board Recommendation; Required Vote
     The Board recommends that shareholders vote in favor of the ratification of the selection of Ernst & Young. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. For the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund’s independent registered public accounting firm.
ADDITIONAL INFORMATION
Investment Advisor and Administrator
     The investment advisor for the Funds is FAF Advisors. FAF Advisors also acts as the administrator for the Funds. The address of the Funds and the Advisor is 800 Nicollet Mall, Minneapolis, Minnesota 55402. During the fiscal year ended August 31, 2010, the Funds paid FAF Advisors the following fees for provided administrative services to the Funds:

Administrative Fees
Paid by the Fund
American Municipal Income Portfolio	$246,943
Minnesota Municipal Income Portfolio	$180,620
First American Minnesota Municipal Income Fund II	$67,904
American Income Fund	$75,479
Solicitation of Proxies
     The costs of this proxy solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds, except that any costs in excess of those incurred in connection with last year’s annual meeting of shareholders will be borne by U.S. Bank and NAM. In addition to the solicitation of proxies by mail, representatives of the Advisor may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. The Advisor may also arrange for an outside firm, The Altman Group, to solicit shareholder votes by telephone on behalf of the Funds. The cost of this procedure, which will be borne entirely by U.S. Bank and NAM, is expected to be approximately $6,708 for American Municipal Income Portfolio Inc., $4,698 for Minnesota Municipal Income Portfolio Inc., $1,695 for First American Minnesota Municipal Income Fund II, Inc., and $11,734 for American Income Fund, Inc.
     Persons holding shares as nominees will be reimbursed by the Funds, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.
Officers of the Funds
     Information about each officer’s position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.* Unless otherwise indicated, the address of each of the officers is FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

Term of Office** and
Name and Year of	Position Held with	Length of Time	Principal Occupation(s)
Birth	the Funds	Served	During Past Five Years
Thomas S. Schreier, Jr. (1962)***	President	Since February 2001	Chief Executive Officer of the Advisor; Chief Investment Officer of the Advisor since September 2007.

Jeffery M. Wilson (1956)***	Vice President - Administration	Since March 2000	Senior Vice President of the Advisor.

David H. Lui (1960)***	Chief Compliance Officer	Since March 2005	Chief Compliance Officer for the Advisor since March 2005.

Cynthia C. DeRuyter (1976)***	Anti-Money Laundering Officer	Since June 2010	Compliance Director of the Advisor since March 2010; prior thereto, Compliance Manager, RSM McGladrey, Inc. from 2006 to 2010; prior thereto, Compliance Manager of the Advisor.

Charles D. Gariboldi, Jr. (1959)***	Treasurer	Since December 2004	Mutual Funds Treasurer for the Advisor since October 2004.

Jill M. Stevenson (1965)	Assistant Treasurer	Since September 2005	Mutual Funds Assistant Treasurer for the Advisor since September 2005.

Kathleen L. Prudhomme (1953)***	Secretary	Since December 2004; Assistant Secretary of the Funds from September 1999 to December 2004	Deputy General Counsel of the Advisor since November 2004.

Richard J. Ertel (1967)	Assistant Secretary	Since June 2006 and from June 2003 to August 2004	Counsel for the Advisor since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc.

Term of Office** and
Name and Year of	Position Held with	Length of Time	Principal Occupation(s)
Birth	the Funds	Served	During Past Five Years
Michael W. Kremenak (1978)***	Assistant Secretary	Since February 2009	Counsel of the Advisor since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City-based law firm, from September 2005 to January 2009.

James D. Alt* (1951) Dorsey & Whitney LLP 50 South Sixth Street, Suite 1500 Minneapolis, MN 55402	Assistant Secretary	Since December 2004; prior thereto, Secretary of the Funds from June 2002 to December 2004 and Assistant Secretary of the Funds from September 1998 to June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

*	Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

**	Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

***	Upon the closing of the Transaction, designated persons are expected to resign as officers of the Funds.
Security Ownership of Certain Shareholders
     No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of October 27, 2010, except as follows:

		Amount and
		Nature of
	Name and Address of Beneficial	Beneficial	Percent of
Fund and Share Class	Owner	Ownership	Class
American Income Fund — common shares	Sit Investment Associates, Inc. and affiliated entities (“Sit”) 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,486,395 shares; sole voting and dispositive power(1)	15.71%

American Municipal Income Portfolio — preferred shares	Bank of America Corporation and certain subsidiaries(2) Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	1,227 shares; shared voting and dispositive power(2)	70.52%

	UBS AG and certain subsidiaries(3) Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	270 shares; shared voting and dispositive power(3)	15.52%

Minnesota Municipal Income Portfolio — preferred shares	Bank of America Corporation and certain subsidiaries(4) Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	70 shares; shared voting and dispositive power(4)	5.63%

	UBS AG and certain subsidiaries(5) Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	244 shares; shared voting and dispositive power(5)	19.61%

First American Minnesota Municipal Income Fund II — preferred shares	UBS AG and certain subsidiaries(6) Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	513 shares; shared voting and dispositive power(6)	98.65%

(1)	Based on an amended Schedule 13G filing of Sit made on July 8, 2010.

(2)	Bank of America Corporation (“BAC”) and its subsidiary Merrill Lynch, Pierce, Fenner & Smith, Inc. (“MLPFS”) have sole voting and dispositive power with respect to 23 of the Fund’s outstanding preferred shares, or 1.32%, BAC and its subsidiary, Bank of America, N.A. (“BANA”), have shared voting and dispositive power with respect to 35 of the outstanding preferred shares, or 2.01%, and BAC and its subsidiary, Blue Ridge Investments, L.L.C. (“Blue Ridge”), have sole voting and dispositive power with respect to 1,169 of the outstanding preferred shares, or 67.18%. The address of BAC and BANA is set forth in the table. The address of MLPFS is: 4 World Financial Center, 250 Vesey Street, New York, New York 10080. The address of Blue Ridge is: 214 North Tryon Street, Charlotte, North Carolina 28255. Based on information provided in a Schedule 13G filed March 12, 2010.

(3)	UBS AG shares voting and dispositive power with its subsidiaries UBS Securities LLC and UBS Financial Services Inc. Based on information provided in a Schedule 13G filed February 10, 2009.

(4)	Bank of America Corporation (“BAC”) and its subsidiary Merrill Lynch, Pierce, Fenner & Smith, Inc. (“MLPFS”) have sole voting and dispositive power with respect to 70 of the Fund’s outstanding preferred shares, or 5.63%. The address of MLPFS is: 4 World Financial Center, 250 Vesey Street, New York, New York 10080. Based on information provided in a Schedule 13G filed March 12, 2010.

(5)	UBS AG shares voting and dispositive power with its subsidiaries UBS Securities LLC and UBS Financial Services Inc. Based on information provided in a Schedule 13G filed February 10, 2009.

(6)	UBS AG shares voting and dispositive power with its subsidiaries UBS Securities LLC and UBS Financial Services Inc. Based on information provided in a Schedule 13G filed October 12, 2010.
Section 16(a) Beneficial Ownership Reporting Compliance
     Based on Fund records and other information, the Funds believe that all SEC filing requirements with respect to the Funds applicable to their directors and officers, the Advisor and companies affiliated with the Advisor, pursuant to Section 16(a) of the 1934 Act, with respect to each Fund’s fiscal year end were satisfied.
Shareholder Proposals
     Under the 1934 Act, Fund shareholders may submit proposals to be considered at the next annual meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds’ offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, not later than July 13, 2011. Shareholders also may submit proposals to be voted on at the next annual meeting without having the proposals included in the Funds’ proxy statement. These proposals are known as “non-Rule 14a-8 proposals.” The Funds’ proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than September 26, 2011. If a shareholder makes a timely notification on a non-Rule 14a-8 proposal, the proxies may still exercise discretionary voting authority under circumstances consistent with applicable proxy rules.

Other Business
     So far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, including any question as to the adjournment of the Meeting, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.
Dated: November 5, 2010
Kathleen L. Prudhomme
Secretary

APPENDIX A
[FOR EACH MUNICIPAL BOND FUND]
FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
     This AGREEMENT, made this      day of                    1998, by and between [Fund], a Minnesota corporation (the “Fund”) and                                        (the “Adviser”).
     1. Investment Advisory and Management Services. The Fund hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Fund.
     The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-2 and any representations contained in the Prospectus of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and (i) as interpreted from time to time by the Board of Directors of the Fund and (ii) as may be amended from time to time by the Board of Directors and/or the shareholders of the Fund as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund’s assets and the making and execution of all investment decisions for the Fund. The Adviser shall report to the Board of Directors of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund.
     The Adviser shall, at its own expense, furnish the Fund suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange, if requested by the Fund, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.
     The Adviser hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.
     2. Compensation for Services. In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Fund shall pay to the Adviser a monthly investment advisory fee. Such monthly fee shall be 1/12 of the per annum rate of .35 of 1% and shall be based upon the Fund’s average weekly net assets during each month, as described below.
     For purposes of the calculation of the fee payable to the Adviser, average weekly net assets shall be determined on the basis of the Fund’s average net assets for each weekly period (ending on Fridays) ending during the month. The net assets for each weekly period are determined by averaging the net assets on the last day of such weekly period with the net assets on the Friday of the immediately preceding weekly period. When a Friday is not a business day for the Fund, then the calculation will be based on the Fund’s net assets on the business day immediately preceding such Friday.

Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month. If the Fund’s Registration Statement on Form N-2 is declared effective by the Securities and Exchange Commission after the beginning of a month or this Agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.
     3. Allocation of Expenses. In addition to the fees described in Section 2 hereof, the Fund shall pay all its expenses which are not assumed by the Adviser in its capacity as the Fund’s Investment adviser or in its capacity as the Fund’s administrator. These Fund expenses include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses, whether or not advanced by the adviser; (e) the cost of other personnel providing services to the Fund; (f) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (g) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (h) expenses of printing and distributing reports to shareholders; (i) costs of shareholders’ meetings and proxy solicitation; (j) charges and expenses of the Fund’s Administrator, custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser; (l) legal and auditing expenses; (m) cost of certificates representing common shares of the Fund; (n) costs of stationery and supplies; (o) insurance expenses; and (p) association membership dues.
     4. Freedom to Deal with Third Parties [and for American Minnesota Municipal Income Fund II only, Indemnification]. The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.
     [For American Minnesota Municipal Income Fund II only, The Adviser agrees to indemnify the Fund with respect to any loss, liability, judgment, cost or penalty which the Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of this Agreement by the Adviser.
     The Adviser shall be liable to the Fund and its shareholders or former shareholders for any negligence or willful misconduct on the part of the Adviser or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it hereunder, provided, however, that the Adviser shall not be liable for any investments made by the Adviser in accordance with the explicit or implicit direction of the Board of Directors of the Fund or the investment objectives and policies of the Fund as set forth in the then current Registration Statement of the Fund, and provided further that any liability of the Adviser resulting from a breach of fiduciary duty with respect to the receipt of compensation for services shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act.]
     5. Effective Date, Duration and Termination of Agreement. The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the vote of the lesser of (i) 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, which ever is less.
     Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution hereof, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Fund, or by a vote of the holders of a majority of the Fund’s outstanding shares and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of the Adviser or of the Fund cast in person at a meeting called for the purpose of voting on such approval.
     This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Adviser, upon sixty (60) days written notice to the other party. Any such termination may be made effective with respect to both the investment advisory and management services provided for in this Agreement or with respect to either of such kinds of services. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder.
     6. Amendments to Agreement. No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund.
     7. Notices. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.
     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

[FUND]
By:
Its

[ADVISER]
By:
Its

[FOR AMERICAN INCOME FUND]
FORM OF INVESTMENT ADVISORY AGREEMENT
     This Agreement, made as of this 26th day of October, 2000, by and between the Mentor Income Fund, Inc. a Virginia corporation (the “Fund”), and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America (the “Adviser”).
     1. The Fund hereby retains the Adviser, and the Adviser hereby agrees to act, as investment adviser for, and to manage the investment of the assets of, the Fund as set forth herein and as further requested by the Board of Directors of the Fund. In acting hereunder the Adviser shall be an independent contractor and unless otherwise expressly provided or authorized hereunder or by the Board of Directors of the Fund, shall have no authority to act for or in any way represent or otherwise be an agent of the Fund.
     2. The Adviser, at its own expense, shall provide the Fund with all necessary office space, personnel and facilities necessary and incident to the performance of the Adviser’s services hereunder. The Adviser shall pay or be responsible for the payment of all compensation to personnel of the Fund and the officers and directors of the Fund who are affiliated with the Adviser or any entity which controls, is controlled by or is under common control with the Adviser.
     3. The Adviser shall be responsible only for those expenses expressly stated in Paragraph 2 and shall not be responsible for any other expenses of the Fund including, as illustrative and without limitation, fees and charges of any custodian (including charges as custodian and for keeping books and records and similar services to the Fund); fees and expenses of directors, other than directors described in Paragraph 2; fees and expenses of independent auditors, legal counsel, transfer agents, dividend disbursing agents, and registrars; costs of and incident to issuance, redemption and transfer of its shares, and distributions to shareholders (including dividend payments and reinvestment of dividends); brokers’ commissions; interest charges; taxes and corporate fees payable to any government or governmental body or agency (including those incurred on account of the registration or qualification of securities issued by the Fund); dues and other expenses incident to the Fund’s membership in the Investment Company Institute and, other like associations; costs of stock certificates, shareholder meetings, corporate reports, and reports and notices to shareholders; and costs of printing, stationery and bookkeeping forms. The Adviser shall be reimbursed by the Fund on or before the fifteenth day of each calendar month for all expenses paid or incurred during the preceding calendar month by the Adviser for or on behalf of, or at the request or direction of, the Fund which is not the responsibility of the Adviser hereunder.
     4. The Adviser may utilize an affiliate of the Adviser as a broker, including as a principal broker, provided that the brokerage transactions and procedures are in accordance with Rule 17e-1 under the Investment Company Act of 1940, as amended (the “Act”). The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-2 of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement (i) as interpreted from time to time by the Board of Directors of the Fund and (ii) as may be amended from time to time by the Board of Directors and/or shareholders of the Fund as permitted by the Act. Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for management of the Fund’s assets and the making and execution of all investment decisions for the Fund.

     5. The Adviser shall see that there are rendered to the Board of Directors of the Fund such periodic and special reports as the Board of Directors may reasonably request, including any reports in respect to placement of security transactions for the Fund.
     6. For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, the Fund will pay to the Adviser as full compensation therefor a fee at an annual rate of 0.65% of the Fund’s average weekly net assets. For purposes of the calculation of the fee payable to the Adviser, average weekly net assets shall be determined on the basis of the Fund’s average net assets for each weekly period ending during the month. The net assets for each weekly period are determined by averaging the net assets on the last day of such weekly period with the net assets on the last day of the immediately preceding weekly period. When the last day of a weekly period is not a Fund business day, then the calculation will be based on the net assets of the Fund on the immediately preceding Fund business day. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month.
     7. Services of the Adviser herein provided are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.
     8. The Adviser agrees to indemnify the Fund with respect to any loss, liability, judgment, cost or penalty which the Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of this Agreement by the Adviser.
     The Adviser shall be liable to the Fund and its shareholders or former shareholders for any negligence or willful misconduct on the part of the Adviser or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it hereunder, provided, however, that the Adviser shall not be liable for any investments made by the Adviser in accordance with the explicit or implicit direction of the Board of Directors of the Fund or the investment objectives and policies of the Fund as set forth in the Registration Statement of the Fund (i) as interpreted from time to time by the Board of Directors of the Fund and (ii) as may be amended from time to time by the Board of Directors and/or shareholders of the Fund as permitted by the Act, and provided further that any liability of the Adviser resulting from a breach of fiduciary duty with respect to the receipt of compensation for services shall be limited to the period and amount set forth in Section 36(b)(3) of the Act.
     9. It is understood that the officers, directors, agents and shareholders of the Fund are or may be interested in the Adviser of the Fund as officers, directors, agents or shareholders and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as shareholders.
     10. The effective date of this Agreement with respect to the Fund shall be October 26, 2000, which date shall not precede the date that this Agreement is approved by the vote of the holders of at least a majority of the outstanding shares of the Fund and the vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not parties to this Agreement or “interested persons” (as defined in the Act) of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.
     Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of more than two years from the date of its execution but only as long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or by the vote of a majority of the outstanding shares of the Fund and (b) the vote of a majority of the directors, who are not parties to this Agreement or “interested persons” (as defined in the Act) of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.
     11. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding shares of the Fund, or by the Adviser, upon 60 days’ written notice to the other party.
     This Agreement shall automatically terminate in the event of its “assignment” (as defined in the Act), provided, however, that such automatic termination shall be prevented in a particular case by an order of exemption from the Securities and Exchange Commission or a no-action letter of the staff of the Commission to the effect that such assignment does not require termination as a statutory or regulatory matter.
     12. This Agreement may be modified by mutual consent, such consent as to the Fund only to be authorized by a majority of the directors who are not parties to this Agreement or “interested persons” (as defined in the Act) of the Adviser or of the Fund and the vote of a majority of the outstanding shares of the Fund.
     13. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the lesser of (a) the vote of 67% or more of the shares of the Fund represented at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) the vote of more than 50% of the outstanding shares of the Fund.
     14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.
     15. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.
     16. The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.
     17. This Agreement, including its exhibits, constitutes the entire agreement between the parties concerning its subject matter and supersedes all prior and contemporaneous agreements, representations and understandings of the parties.

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

MENTOR INCOME FUND INC.
By:
Its

U.S. BANK NATIONAL ASSOCIATION
By:
Its

APPENDIX B
[FUND]
AMENDMENT TO INVESTMENT ADVISORY [AND MANAGEMENT] AGREEMENT
DATED                           ,
     For American Municipal Income Portfolio and Minnesota Municipal Income Portfolio:
     WHEREAS, [Fund], a Minnesota corporation (the “Fund”) and U.S. Bank National Association, a national banking association (“U.S. Bank”) entered into an Investment Advisory Agreement dated August 10, 1998 (the “Advisory Agreement”) pursuant to which U.S. Bank acted as the Fund’s investment adviser; and
     For First American Minnesota Municipal Income Portfolio II:
     WHEREAS, First American Minnesota Municipal Income Portfolio II, Inc., a Minnesota corporation (the “Fund”) and FAF Advisors, Inc. (the “Adviser”) entered are parties to an Investment Advisory Agreement dated October 30, 2002, as amended June 19, 2008 (the “Advisory Agreement”); and
     For American Income Fund:
     WHEREAS, American Income Fund Inc., a Virginia corporation (the “Fund”) and U.S. Bank National Association, a national banking association (“U.S. Bank”) entered into an Investment Advisory Agreement dated October 26, 2000 (the “Advisory Agreement”) pursuant to which U.S. Bank acted as the Fund’s investment adviser; and
     For American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and American Income Fund only:
     WHEREAS, U.S. Bank assigned its rights, duties and responsibilities under the Advisory Agreement to FAF Advisors, Inc., a Delaware corporation (the “Adviser”) and the Adviser assumed such rights, duties and responsibilities pursuant to an Assignment and Assumption Agreement dated as of May 2, 2001; and
     For all Funds:
     WHEREAS, the Fund and the Adviser wish to amend the Advisory Agreement to allow the Adviser the option to perform its investment advisory services under the Advisory Agreement by retaining one or more sub-advisors at the Adviser’s own cost and expense.
     NOW, THEREFORE, the Fund and the Adviser agree as follows:
     Subject to obtaining the initial and periodic approvals required under Section 15 of the Investment Company Act of 1940, as amended, the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 of the Advisory Agreement. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under the Advisory Agreement, and the Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of Adviser’s duties thereunder.

B-1

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this amendment to be executed by their duly authorized officers as of the ____ day of ________, 201__.

[Fund]	FAF Advisors, Inc.

By:	By:
Name:	Name:
Its:	Its:

B-2

APPENDIX C

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
     THIS AGREEMENT is made as of the                day of                     , 2010, between FAF Advisors, Inc., a Delaware corporation (the “Advisor”), and Nuveen Asset Management, a Delaware corporation (the “Sub-Advisor”).
     WHEREAS, the Advisor acts as the investment advisor for                      (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);
     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:
     1. Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.
     2. Duties of Sub-Advisor.
     The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund; (d) employ qualified personnel to assist in the supervision of the Fund’s investment program and to monitor the level of risk incurred by the Fund in connection with its investment program; (e) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (f) provide assistance in connection with determining dividend and distribution levels for the Fund; and (g) provide tax advice on issues arising in connection with management of the Fund’s portfolio. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Advisor, the Sub-Advisor will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Advisor has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below), to the extent that they have been provided to the Sub-Advisor, and (c) applicable laws and regulations.
     The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance

Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.
     3. Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.
     4. Proxy Voting. The Sub-Advisor shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Fund. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.
     5. Information Provided to the Advisor.
     (a) The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.
     (b) The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

     (c) The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.
     (d) The Sub-Advisor will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Advisor, the Sub-Advisor will assist the Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.
     (e) The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:
(i) a report of any material changes to the Sub-Advisor Compliance Policies;
(ii) a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;
(iii) a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and
(iv) an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) — (iii).
     (f) The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.
     6. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.
     The Sub-Advisor does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.
     7. Compensation.
     In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of [Municipal Bond Funds: 0.30%] [American Income Fund: 0.60%] of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.
     8. Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.
     9. Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.
     10. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.
     11. Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until ________, 2012. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).
     12. Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.
     13. Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.
     (b) The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.
     14. Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.
     15. Disclosure. (a) Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.
     (b) Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the

Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.
     (c) Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it shall not consult with any other sub-advisor to a fund under common control with the Fund with respect to transactions for the Fund in securities or other assets.
     16. Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.
     17. Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:
(i) has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and
(ii) this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.
(b) The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:
(i) is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;
(ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and
(iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.
     18. Miscellaneous.
     (a) Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

     (b) Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.
     (c) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.
     (d) Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.
     (e) Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.
     (f) Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.
     (g) Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

FAF Advisors, Inc.
By:
Name:
Title:

Nuveen Asset Management
By:
Name:
Title:

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
     THIS AGREEMENT is made as of the                day of                     , 2010, between FAF Advisors, Inc., a Delaware corporation (the “Advisor”), and Nuveen Fund Advisors, Inc., a Delaware corporation (the “Sub-Advisor”).
     WHEREAS, the Advisor acts as the investment advisor for                      (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);
     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:
     1. Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.
     2. Duties of Sub-Advisor.
     The Sub-Advisor is hereby employed and authorized to perform the following sub-investment advisory services on behalf of the Fund: (a) assist in the supervision of the Fund’s investment program; (b) monitor the level of risk incurred by the Fund in connection with its investment program; (c) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (d) provide assistance in connection with determining dividend and distribution levels for the Fund; (e) provide tax advice on issues arising in connection with management of the Fund’s portfolio; and (f) assist with pricing the Fund’s portfolio securities, provided that Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.
     The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

     3. Information Provided to the Advisor.
     (a) The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.
     (b) The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.
     (c) The Sub-Advisor agrees to comply with all reporting requirements that the Board of Directors of the Fund (the “Board”) or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.
     (d) The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:
(i) a report of any material changes to the Sub-Advisor Compliance Policies;
(ii) a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;
(iii) a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and
(iv) an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) — (iii).
     (e) The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.
     4. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraph 2 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this

Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.
     5. Compensation. In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of [Municipal Bond Funds: 0.05%] [American Income Fund: 0.15%] of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.
     6. Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.
     7. Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.
     8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.
     9. Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until                     , 2012. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).
     10. Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.
     (b) The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.
     11. Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.
     12. Disclosure. Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.
     13. Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.
     14. Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:
(i) has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and
(ii) this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.
(b) The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:
(i) is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and
(iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.
     15. Miscellaneous.
     (a) Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.
     (b) Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.
     (c) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.
     (d) Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.
     (e) Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.
     (f) Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.
     (g) Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

FAF Advisors, Inc.
By:
Name:
Title:

Nuveen Fund Advisors, Inc.
By:
Name:
Title:

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
     THIS AGREEMENT is made as of the ____ day of __________, 2010, between FAF Advisors, Inc., a Delaware corporation (the “Advisor”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Advisor”).
     WHEREAS, the Advisor acts as the investment advisor for __________ (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);
     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:
     1. Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.
     2. Duties of Sub-Advisor.
     The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Advisor, the Sub-Advisor will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Advisor has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below), to the extent that they have been provided to the Sub-Advisor, and (c) applicable laws and regulations.
     The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.
     3. Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.
     4. Proxy Voting. The Sub-Advisor shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Fund. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.
     5. Information Provided to the Advisor.
     (a) The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.
     (b) The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.
     (c) The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.
     (d) The Sub-Advisor will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Advisor, the Sub-Advisor will assist the Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.
     (e) The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:
(i) a report of any material changes to the Sub-Advisor Compliance Policies;
(ii) a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;
(iii) a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and
(iv) an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) — (iii).
     (f) The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.
     6. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.
     The Sub-Advisor does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.
     7. Compensation.
     In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of [Municipal Bond Funds: 0.25%] [American Income Fund: 0.45%] of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.
     8. Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.
     9. Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.
     10. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.
     11. Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until ________, 2012. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).
     12. Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.
     13. Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law;

provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.
     (b) The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.
     14. Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.
     15. Disclosure. (a) Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.
     (b) Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.
     (c) Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it shall not consult with any other sub-advisor to a fund under common control with the Fund with respect to transactions for the Fund in securities or other assets.
     16. Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.
     17. Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:
(i) has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and
(ii) this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.
(b) The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:
(i) is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;
(ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and
(iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.
     18. Miscellaneous.
     (a) Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.
     (b) Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.
     (c) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

     (d) Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.
     (e) Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.
     (f) Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.
     (g) Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

FAF Advisors, Inc.
By:
Name:
Title:

Nuveen Asset Management, LLC
By:
Name:
Title:

EXHIBIT A
Dates Related to Advisory Agreements
     The following table shows the date of (i) each Advisory Agreement; (ii) the last submission of the Advisory Agreement to a vote of the shareholders of the Fund; and (iii) the last approval of the Advisory Agreement by the Board.

		Date Last	Date Last
	Effective Date	Approved by	Approved by
Fund Name	of Agreement	Shareholders	Board
American Municipal Income Portfolio	August 10, 1998	August 10, 1998	June 17, 2010
Minnesota Municipal Income Portfolio	August 10, 1998	August 10, 1998	June 17, 2010
First American Minnesota Municipal Income Fund II	October 30, 2002	October 24, 2002	June 17, 2010
American Income Fund	October 26, 2000	October 23, 2000	June 17, 2010

EA-1

EXHIBIT B
Advisory Fee Rates and Aggregate Advisory Fees Paid During Last Fiscal Year

		Fees Paid to the
	Annual Gross	Adviser During Last	Net Assets as of
Fund	Advisory Fee Rate	Fiscal Year	9/30/10
American Municipal Income Portfolio	0.35%	$432,150	$128,130,823
Minnesota Municipal Income Portfolio	0.35%	$316,086	$94,151,871
First American Minnesota Municipal Income Fund II	0.35%	$118,832	$35,129,782
American Income Fund	0.65%	$490,580	$80,042,749

EB-1

EXHIBIT C
Other Registered Funds Advised by FAF Advisors
     The table set forth below lists other funds registered under the 1940 Act with similar investment objectives and policies to the Funds which are advised by FAF Advisors, the net assets of those funds and the advisory fee rates payable to FAF Advisors.
American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American
Minnesota Municipal Income Fund II, Inc.:

	Net Assets as of
Fund	9/30/10	Advisory Fee Rate
First American California Tax Free Fund	$110.80 million	0.50%	*
First American Colorado Tax Free Fund	$67.40 million	0.50%	*
First American Minnesota Tax Free Fund	$177.86 million	0.50%	*
First American Missouri Tax Free Fund	$169.28 million	0.50%	*
First American Nebraska Tax Free Fund	$44.09 million	0.50%	*
First American Ohio Tax Free Fund	$67.76 million	0.50%	*
First American Tax Free Fund	$532.14 million	0.50%	*

*	On October 28, 2009, FAF Advisors contractually agreed to waive fees and/or reimburse other fund expenses through October 31, 2010, so that total annual fund operating expenses for the class of shares, after waivers and/or reimbursements by the advisor and the distributor, and excluding acquired fund fees and expenses, did not exceed the following: (1) with respect to Class A shares, 0.65% for First American California Tax Free Fund, 0.75% for First American Colorado Tax Free Fund, First American Nebraska Tax Free Fund, First American Ohio Tax Free Fund and First American Tax Free Fund, and 0.85% for Minnesota Tax Free Fund and Missouri Tax Free Fund; (2) with respect to Class C shares, 1.15% for First American California Tax Free Fund, First American Colorado Tax Free Fund, First American Nebraska Tax Free Fund and First American Ohio Tax Free Fund, and 1.35% for First American Minnesota Tax Free Fund, First American Missouri Tax Free Fund and First American Tax Free Fund; (3) with respect to Class Y shares, 0.50% for First American California Tax Free Fund, First American Colorado Tax Free Fund, First American Nebraska Tax Free Fund and First American Ohio Tax Free Fund, and 0.70% for First American Minnesota Tax Free Fund, First American Missouri Tax Free Fund and First American Tax Free Fund.

American Income Fund:

	Net Assets as of
Fund	9/30/10	Advisory Fee Rate
First American Core Bond Fund	$1.32 billion	0.50%	*
First American High Income Bond Fund	$437.07 million	0.70%	*
First American Total Return Bond Fund	$732.64 million	0.60%	*

*	On October 28, 2009, FAF Advisors contractually agreed to waive fees and/or reimburse other fund expenses through October 31, 2010, so that total annual fund operating expenses for the class of shares, after waivers and/or reimbursements by the advisor and the distributor, and excluding acquired fund fees and expenses, did not exceed the following: (1) with respect to Class A shares, 0.95% for First American Core Bond Fund, 1.10% for First American High Income Bond Fund and 0.89% for First American Total Return Bond Fund; (2) with respect to Class B shares, 1.70% for First American Core

EC-1

Bond Fund, 1.85% for First American High Income Bond Fund and 1.75% for First American Total Return Bond Fund; (3) with respect to Class C shares, 1.70% for First American Core Bond Fund, 1.85% for First American High Income Bond Fund and 1.75% for First American Total Return Bond Fund; (4) with respect to Class R shares, 1.20% for First American Core Bond Fund, 1.35% for First American High Income Bond Fund and 1.25% for First American Total Return Bond Fund; and (5) with respect to Class Y shares, 0.70% for First American Core Bond Fund, 0.85% for First American High Income Bond Fund and 0.75% for First American Total Return Bond Fund.

EC-2

EXHIBIT D
Directors and Principal Officers of FAF Advisors
     The names and principal occupations of the directors and/or officers of FAF Advisors are set forth below.

Name	Principal Occupation
Thomas S. Schreier, Jr.	Director, Chief Executive Officer, and Chief Investment Officer of FAF Advisors; President of the First American Funds.

Charles R. Manzoni, Jr.	Director, General Counsel, Chief Risk Officer, and Secretary of FAF Advisors.

Joseph M. Ulrey, III	Director, Chief Financial Officer, Treasurer, and Head of Technology and Operations of FAF Advisors.

David H. Lui	Chief Compliance Officer of FAF Advisors and the First American Funds.

Frank L. Wheeler	Head of Distribution of FAF Advisors.

Cynthia C. DeRuyter	Anti-Money Laundering Officer of FAF Advisors and the First American Funds; Director of Compliance of FAF Advisors.

John P. Kinsella	Senior Vice President and Tax Agent for FAF Advisors; Corporate Tax Director of U.S. Bancorp.

Jody A. Rose	Assistant Secretary and Paralegal for FAF Advisors.

ED-1

EXHIBIT E
Other Registered Funds Advised by NAM
     The table set forth below lists other funds registered under the 1940 Act with similar investment objectives and policies as the Funds which are advised by NAM, the advisory fee rates payable to NAM (which is a combination of the complex-level fee rates and the fund-level fee rates), the fees paid to NAM during each fund’s last fiscal year end and the net assets of those funds.
Complex-Level Fee Rates

Complex Daily Net Assets	Effective Rate at Complex
Breakpoint Level*	Daily Net Assets

First $55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%
Fund-Level Fee Rates, Aggregate
Management Fees Paid and Net Assets

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen Arizona Dividend Advantage Municipal Fund(1)	For the first $125 million	0.4500%	$178,954	$33,172,428
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Arizona Dividend Advantage Municipal Fund 2(2)	For the first $125 million	0.4500%	$266,987	$54,284,626
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Arizona Dividend Advantage Municipal Fund 3(3)	For the first $125 million	0.4500%	$342,202	$64,938,740
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Connecticut Dividend Advantage Municipal Fund(1)	For the first $125 million	0.4500%	$320,632	$62,120,201
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Connecticut Dividend Advantage Municipal Fund 2(2)	For the first $125 million	0.4500%	$258,652	$54,524,020
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Connecticut Dividend Advantage Municipal Fund 3(3)	For the first $125 million	0.4500%	$509,148	$100,293,354
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen Connecticut Premium Income Municipal Fund	For the first $125 million	0.4500%	$731,002	$118,992,233
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%
Nuveen Georgia Dividend Advantage Municipal Fund(5)	For the first $125 million	0.4500%	$232,817	$45,070,422
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Georgia Dividend Advantage Municipal Fund 2(3)	For the first $125 million	0.4500%	$513,167	$100,873,914
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Georgia Premium Income Municipal Fund	For the first $125 million	0.4500%	$535,997	$86,615,838
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%
Nuveen Maryland Dividend Advantage Municipal Fund(1)	For the first $125 million	0.4500%	$486,244	$91,868,234
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Maryland Dividend Advantage Municipal Fund 2(5)	For the first $125 million	0.4500%	$463,685	$92,482,199
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Maryland Dividend Advantage Municipal Fund 3(3)	For the first $125 million	0.4500%	$614,948	$118,961,308
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen Maryland Premium Income Municipal Fund	For the first $125 million	0.4500%	$1,466,683	$241,792,045
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%
Nuveen Massachusetts Dividend Advantage Municipal Fund(1)	For the first $125 million	0.4500%	$233,943	$43,762,912
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Massachusetts Premium Income Municipal Fund	For the first $125 million	0.4500%	$646,378	$106,001,825
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%
Nuveen Insured Massachusetts Tax-Free Advantage Municipal	For the first $125 million	0.4500%	$317,943	$63,276,271
Fund(4)	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Michigan Dividend Advantage Municipal Fund(5)	For the first $125 million	0.4500%	$221,477	$45,218,591
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Missouri Premium Income Municipal Fund	For the first $125 million	0.4500%	$295,984	$48,446,261
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen New Jersey Dividend Advantage Municipal Fund(6)	For the first $125 million	0.4500%	$753,877	$145,547,426
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen New Jersey Dividend Advantage Municipal Fund 2(2)	For the first $125 million	0.4500%	$473,545	$100,086,939
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen North Carolina Dividend Advantage Municipal Fund(1)	For the first $125 million	0.4500%	$284,190	$52,774,317
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen North Carolina Dividend Advantage Municipal Fund 2(7)	For the first $125 million	0.4500%	$431,563	$87,371,322
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen North Carolina Dividend Advantage Municipal Fund 3(3)	For the first $125 million	0.4500%	$458,187	$87,920,117
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen North Carolina Premium Income Municipal Fund	For the first $125 million	0.4500%	$882,393	$143,091,539
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%
Nuveen Ohio Dividend Advantage Municipal Fund(6)	For the first $125 million	0.4500%	$501,437	$96,713,886
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen Ohio Dividend Advantage Municipal Fund 2(5)	For the first $125 million	0.4500%	$343,427	$70,186,715
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Ohio Dividend Advantage Municipal Fund 3(2)	For the first $125 million	0.4500%	$236,842	$50,211,921
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Pennsylvania Dividend Advantage Municipal Fund(6)	For the first $125 million	0.4500%	$384,880	$74,638,384
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2(2)	For the first $125 million	0.4500%	$397,399	$84,338,348
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Pennsylvania Investment Quality Municipal Fund	For the first $125 million	0.4500%	$2,190,030	$364,974,812
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%
Nuveen Pennsylvania Premium Income Municipal Fund 2	For the first $125 million	0.4500%	$2,005,872	$336,735,555
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%
Nuveen Texas Quality Income Municipal Fund	For the first $125 million	0.4500%	$1,318,389	$214,614,985
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen Virginia Dividend Advantage Municipal Fund(1)	For the first $125 million	0.4500%	$374,411	$70,956,260
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Virginia Dividend Advantage Municipal Fund 2(7)	For the first $125 million	0.4500%	$648,170	$133,352,068
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Virginia Premium Income Municipal Fund	For the first $125 million	0.4500%	$1,224,208	$200,631,578
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%
Nuveen Municipal Value Fund, Inc.(8)	For the first $500 million	0.1500%	$10,156,707	$1,955,995,367
	For the next $500 million	0.1250%
	For net assets over $1 billion	0.1000%
Nuveen Municipal Income Fund, Inc.	For the first $125 million	0.4500%	$554,064	$89,669,785
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Premium Income Municipal Fund, Inc.	For the first $125 million	0.4500%	$8,579,339	$1,456,453,277
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen Performance Plus Municipal Fund, Inc.	For the first $125 million	0.4500%	$8,282,805	$1,403,992,256
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Municipal Advantage Fund, Inc.	For the first $125 million	0.4500%	$5,883,150	$990,074,597
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Municipal Market Opportunity Fund, Inc.	For the first $125 million	0.4500%	$6,139,059	$1,030,179,468
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Investment Quality Municipal Fund, Inc.	For the first $125 million	0.4500%	$5,065,357	$848,450,476
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Insured Quality Municipal Fund, Inc.	For the first $125 million	0.4500%	$4,998,695	$831,848,743
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Select Quality Municipal Fund, Inc.	For the first $125 million	0.4500%	$4,731,688	$789,840,973
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Quality Income Municipal Fund, Inc.	For the first $125 million	0.4500%	$7,520,396	$1,263,846,134
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen Insured Municipal Opportunity Fund, Inc.	For the first $125 million	0.4500%	$12,887,166	$2,209,427,880
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Premier Municipal Income Fund, Inc.	For the first $125 million	0.4500%	$2,797,273	$461,139,339
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Premier Insured Municipal Income Fund, Inc.	For the first $125 million	0.4500%	$2,732,977	$449,176,199
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Premium Income Municipal Fund 2, Inc.	For the first $125 million	0.4500%	$9,639,380	$1,641,998,551
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Premium Income Municipal Fund 4, Inc.	For the first $125 million	0.4500%	$5,342,947	$895,759,596
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Arizona Premium Income Municipal Fund, Inc.	For the first $125 million	0.4500%	$582,148	$94,257,755
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen California Investment Quality Municipal Fund, Inc.	For the first $125 million	0.4500%	$1,838,969	$314,309,849
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen California Municipal Market Opportunity Fund, Inc.	For the first $125 million	0.4500%	$1,086,996	$181,133,610
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen California Municipal Value Fund, Inc.	0.15% of the Fund’s Average Weekly		$1,348,034	$248,347,128
	Net Assets and 4.125% of the gross
	interest income of the fund computed
	in each case on an annualized basis.
Nuveen California Performance Plus Municipal Fund, Inc.	For the first $125 million	0.4500%	$1,714,217	$289,189,501
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen California Quality Income Municipal Fund, Inc.	For the first $125 million	0.4500%	$3,060,089	$524,119,449
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen California Select Quality Municipal Fund, Inc.	For the first $125 million	0.4500%	$3,105,500	$535,594,832
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen Insured California Premium Income Municipal Fund, Inc.	For the first $125 million	0.4500%	$885,199	$144,788,911
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen Insured California Premium Income Municipal Fund 2, Inc.	For the first $125 million	0.4500%	$1,667,023	$282,772,282
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen Michigan Premium Income Municipal Fund, Inc.	For the first $125 million	0.4500%	$1,039,702	$169,491,366
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen Michigan Quality Income Municipal Fund, Inc.	For the first $125 million	0.4500%	$1,632,303	$269,065,760
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen New Jersey Investment Quality Municipal Fund, Inc.	For the first $125 million	0.4500%	$2,723,914	$455,698,097
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen New Jersey Premium Income Municipal Fund, Inc.	For the first $125 million	0.4500%	$1,689,687	$277,593,012
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen New York Investment Quality Municipal Fund, Inc.	For the first $125 million	0.4500%	$2,533,941	$416,828,046
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen New York Municipal Value Fund, Inc.	0.15% of the Fund’s Average Weekly		$802,962	$152,030,883
	Net Assets and 4.125% of the gross
	interest income of the fund computed
	in each case on an annualized basis.
Nuveen New York Performance Plus Municipal Fund, Inc.	For the first $125 million	0.4500%	$2,238,471	$367,099,748
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen New York Quality Income Municipal Fund, Inc.	For the first $125 million	0.4500%	$3,425,549	$565,505,045
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen New York Select Quality Municipal Fund, Inc.	For the first $125 million	0.4500%	$3,384,135	$560,097,030
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen Insured New York Premium Income Municipal Fund,	For the first $125 million	0.4500%	$1,202,901	$194,681,250
Inc.	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Nuveen Ohio Quality Income Municipal Fund, Inc.	For the first $125 million	0.4500%	$1,451,275	$239,176,419
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%

E-11

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen California Dividend Advantage Municipal Fund(9)	For the first $125 million	0.4500%	$2,880,126	$514,416,288
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen California Dividend Advantage Municipal Fund 2(6)	For the first $125 million	0.4500%	$1,657,827	$330,607,100
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen California Dividend Advantage Municipal Fund 3(5)	For the first $125 million	0.4500%	$2,369,861	$511,097,052
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen California Premium Income Municipal Fund	For the first $125 million	0.4500%	$747,112	$125,147,026
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%
Nuveen Insured California Dividend Advantage Municipal Fund(2)	For the first $125 million	0.4500%	$1,586,960	$350,880,682
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%
Nuveen Insured California Tax-Free Advantage Municipal Fund(4)	For the first $125 million	0.4500%	$595,349	$125,243,924
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen Insured Premium Income Municipal Fund 2	For the first $125 million	0.4500%	$4,662,949	$776,576,684
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Nuveen Dividend Advantage Municipal Fund(9)	For the first $125 million	0.4500%	$5,249,483	$880,409,435
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3750%
Nuveen Dividend Advantage Municipal Fund 2(6)	For the first $125 million	0.4500%	$3,421,401	$630,822,923
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3750%
Nuveen Dividend Advantage Municipal Fund 3(5)	For the first $125 million	0.4500%	$4,616,676	$910,865,825
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3750%
Nuveen Insured Dividend Advantage Municipal Fund(2)	For the first $125 million	0.4500%	$3,364,092	$691,739,925
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3750%
Nuveen Insured Tax-Free Advantage Municipal Fund(4)	For the first $125 million	0.4500%	$2,684,406	$511,331,768
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3750%
Nuveen Municipal High Income Opportunity Fund(10)	For the first $125 million	0.5500%	$2,225,109	$419,503,967
	For the next $125 million	0.5375%
	For the next $250 million	0.5250%
	For the next $500 million	0.5125%
	For the next $1 billion	0.5000%
	For net assets of $2 billion and over	0.4750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen Select Maturities Municipal Fund	For the first $125 million	0.3000%	$614,757	$129,198,110
	For the next $125 million	0.2875%
	For the next $250 million	0.2750%
	For the next $500 million	0.2625%
	For the next $1 billion	0.2500%
	For net assets of $2 billion and over	0.2375%
Nuveen Select Tax-Free Income Portfolio	For the first $125 million	0.0500%	$545,834	$236,016,778
	For the next $125 million	0.0375%
	For the next $250 million	0.0250%
	For the next $500 million	0.0125%
Nuveen Select Tax-Free Income Portfolio 2	For the first $125 million	0.1000%	$671,001	$242,037,826
	For the next $125 million	0.0875%
	For the next $250 million	0.0750%
	For the next $500 million	0.0625%
	For the next $1 billion	0.0500%
	For net assets of $2 billion and over	0.0375%
Nuveen Select Tax-Free Income Portfolio 3	For the first $125 million	0.1000%	$520,582	$185,148,778
	For the next $125 million	0.0875%
	For the next $250 million	0.0750%
	For the next $500 million	0.0625%
	For the next $1 billion	0.0500%
	For net assets of $2 billion and over	0.0375%
Nuveen California Select Tax-Free Income Portfolio	For the first $125 million	0.1000%	$253,037	$89,688,220
	For the next $125 million	0.0875%
	For the next $250 million	0.0750%
	For the next $500 million	0.0625%
	For the next $1 billion	0.0500%
	For net assets of $2 billion and over	0.0375%
Nuveen New York Select Tax-Free Income Portfolio	For the first $125 million	0.1000%	$158,622	$56,272,740
	For the next $125 million	0.0875%
	For the next $250 million	0.0750%
	For the next $500 million	0.0625%
	For the next $1 billion	0.0500%
	For net assets of $2 billion and over	0.0375%
Nuveen New York Dividend Advantage Municipal Fund(9)	For the first $125 million	0.4500%	$1,300,964	$210,024,689
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets over $2 billion	0.3750%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen New York Dividend Advantage Municipal Fund 2(6)	For the first $125 million	0.4500%	$806,209	$148,945,701
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets over $2 billion	0.3750%
Nuveen Insured New York Dividend Advantage Municipal Fund(2)	For the first $125 million	0.4500%	$911,773	$182,720,349
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets over $2 billion	0.3750%
Nuveen Insured New York Tax-Free Advantage Municipal Fund(4)	For the first $125 million	0.4500%	$434,205	$81,546,043
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets over $2 billion	0.3750%
Nuveen Municipal High Income Opportunity Fund 2	For the first $125 million	0.5500%	$2,157,036	$319,345,721
	For the next $125 million	0.5375%
	For the next $250 million	0.5250%
	For the next $500 million	0.5125%
	For the next $1 billion	0.5000%
	For net assets of $2 billion and over	0.4750%
Nuveen Municipal Value Fund 2	For the first $125 million	0.4000%	$1,313,968	$241,504,912
	For the next $125 million	0.3875%
	For the next $250 million	0.3750%
	For the next $500 million	0.3625%
	For the next $1 billion	0.3500%
	For net assets of $2 billion and over	0.3375%
Nuveen California Municipal Value Fund 2	For the first $125 million	0.4000%	$257,361	$60,006,475
	For the next $125 million	0.3875%
	For the next $250 million	0.3750%
	For the next $500 million	0.3625%
	For the next $1 billion	0.3500%
	For net assets of $2 billion and over	0.3375%
Nuveen New Jersey Municipal Value Fund	For the first $125 million	0.4000%	$146,982	$27,087,482
	For the next $125 million	0.3875%
	For the next $250 million	0.3750%
	For the next $500 million	0.3625%
	For the next $1 billion	0.3500%
	For net assets of $2 billion and over	0.3375%

			Fees Paid to
			NAM
			During Last	Net Assets as
Fund	Fund Average Daily Net Assets*	Fee Rate	Fiscal Year	of 9/30/10*
Nuveen New York Municipal Value Fund 2	For the first $125 million	0.4000%	$239,351	$41,795,743
	For the next $125 million	0.3875%
	For the next $250 million	0.3750%
	For the next $500 million	0.3625%
	For the next $1 billion	0.3500%
	For net assets of $2 billion and over	0.3375%
Nuveen Pennsylvania Municipal Value Fund	For the first $125 million	0.4000%	$118,030	$21,676,847
	For the next $125 million	0.3875%
	For the next $250 million	0.3750%
	For the next $500 million	0.3625%
	For the next $1 billion	0.3500%
	For net assets of $2 billion and over	0.3375%
Nuveen Enhanced Municipal Value Fund	For the first $125 million	0.4500%	$2,640,745	$431,936,470
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3875%

*	“Managed Assets” means the total assets of the fund (including proceeds from the fund’s use of financial leverage, whether or not reflected in the fund’s financial statements for purposes of generally accepted accounting principles, such as, but not limited to, proceeds from tender option bond trusts) minus the sum of accrued liabilities (other than fund liabilities incurred for the express purpose of creating financial leverage).

(1)	For the period ending January 31, 2011, NAM reimbursed expenses at 0.05% of the fund’s average daily managed assets.

(2)	NAM has agreed to reimburse expenses with respect to the fund at a decreasing rate for the next two periods ending March 31. For the period ending March 31, 2011, NAM reimbursed expenses at 0.10% of the fund’s average daily managed assets with the last such reimbursement for the period ending March 31, 2012 at 0.05% of the fund’s average daily managed assets.

(3)	For the period ending September 30, 2010, NAM reimbursed expenses at 0.08% of the fund’s average daily managed assets.

(4)	For the period ending November 30, 2010, NAM reimbursed expenses at 0.08% of the fund’s average daily managed assets.

(5)	NAM has agreed to reimburse expenses with respect to the fund at a decreasing rate for the next period ending September 30. For the period ending September 30, 2010, NAM reimbursed expenses at 0.10% of the fund’s average daily managed assets with the last such reimbursement for the period ending September 30, 2011 at 0.05% of the fund’s average daily managed assets.

(6)	For the period ending March 31, 2011, NAM reimbursed expenses at 0.05% of the fund’s average daily managed assets.

(7)	For the period ending November 30 2011, NAM reimbursed expenses at 0.05% of the fund’s average daily managed assets.

(8)	Municipal Value’s fund-level fee is computed using the average weekly managed assets of the fund. In addition, Municipal Value pays an annual management fee based on gross interest income as follows: 4.125% for the first $50 million of gross interest income, 4.000% for the next $50 million of gross interest income and 3.875% for gross interest income over $100 million.

(9)	The fund’s agreed upon reimbursement expenses expired on the period ending July 31, 2009.

(10)	NAM has agreed to reimburse expenses with respect to the fund at a decreasing rate for the next two periods ending November 30. For the period ending November 30, 2010, NAM reimbursed expenses at 0.16% of the fund’s average daily managed assets with the last such reimbursement for the period ending November 30, 2011 at 0.08% of the fund’s average daily managed assets.

EXHIBIT F
Directors and Principal Officers of NAM
          The following table provides the names of the Directors and Principal Officers of NAM and their principal occupation and position(s). The address of each Director and Principal Officer of NAM listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. Currently, none of the persons listed below holds any position with the Funds.

Other Business, Profession, Vocation or Employment
Name and Position with NAM	During Past Two Years
John P. Amboian, Chief Executive Officer and Director	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.

Michael T. Atkinson, Vice President	Vice President (since 2002) of Nuveen Investments, LLC; Vice President and Assistant Secretary of the Nuveen Funds.

Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel	Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Managing Director and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc., Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC. And Winslow Capital Management, Inc.

Lorna C. Ferguson, Managing Director	Managing Director (since 2004) of Nuveen Investments, LLC; Vice President of the Nuveen Funds.

Stephen D. Foy, Senior Vice President	Senior Vice President (since 2010) and Funds Controller (since 1998), previously, Vice President (1993-2010) of Nuveen Investments, LLC; Vice President and Controller of the Nuveen Funds; Certified Public Accountant.

Scott S. Grace, Managing Director and Treasurer	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Vice President and Treasurer of the Nuveen Funds; Managing Director and Treasurer of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc. and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

Other Business, Profession, Vocation or Employment
Name and Position with NAM	During Past Two Years
Sherri A. Hlavacek, Managing Director and Corporate Controller	Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Vice President and Controller of Nuveen Investment Solutions, Inc. NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Nuveen HydePark Group, LLC; Certified Public Accountant.

William T. Huffman, Chief Operating Officer, Municipal Fixed Income	Vice President of the Nuveen Municipal Funds; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of NWQ Holdings, LLC and Winslow Capital Management, Inc.

Walter M. Kelly, Senior Vice President and Assistant Secretary	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President and Chief Compliance Officer of the Nuveen Funds; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).

David J. Lamb, Senior Vice President	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of the Nuveen Funds; Certified Public Accountant.

Tina M. Lazar, Senior Vice President	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of the Nuveen Funds.

John L. MacCarthy, Executive Vice President and Secretary and Director	Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; Director, Vice President and Secretary of Winslow Capital Management, Inc.

Other Business, Profession, Vocation or Employment
Name and Position with NAM	During Past Two Years
Larry W. Martin, Senior Vice President and Assistant Secretary	Senior Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of the Nuveen Funds; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

Kevin J. McCarthy, Managing Director and Assistant Secretary	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Vice President and Secretary of the Nuveen Funds; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

John V. Miller, Chief Investment Officer and Managing Director	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Vice President of the Nuveen Municipal Funds; Chartered Financial Analyst.

Glenn R. Richter, Executive Vice President and Director	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

Christopher M. Rohrbacher, Vice President and Assistant Secretary	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of the Nuveen Funds; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).

Other Business, Profession, Vocation or Employment
Name and Position with NAM	During Past Two Years
Mark L. Winget, Vice President and Assistant Secretary	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of the Nuveen Funds; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Counsel, Vedder Price P.C. (1997-2007).

Gifford R. Zimmerman, Managing Director, Assistant Secretary and Associate General Counsel	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chief Administrative Officer of the Nuveen Funds; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

EXHIBIT G
First American Funds
Audit Committee
Charter
[As amended May 11, 2004]
1.	The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors[1] who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate[2], at least one member shall have accounting or related financial management expertise[3], and at least one member shall be an “audit committee financial expert” as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2.	The purposes of the Audit Committee are:
(a)	to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality of the Funds’ financial statements and the independent audit thereof;

(c)	to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and

(d)	to act as a liaison between the Funds’ independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds’ financial statements, and the independent auditor’s responsibility is to plan and carry out a proper audit of the financial statements.

[1]	A director shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.

[2]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.

[3]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).
3.	To carry out its purposes, the Audit Committee shall have the following duties and powers:
(a)	to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

(b)	to meet with the Funds’ independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters or concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures, and internal accounting controls and management’s responses thereto; (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds’ financial statements; and (v) to review the results of internal audits of areas that impact the Funds;

(c)	to prepare and deliver the audit committee reports required to be included in the closed-end funds’ proxy statements;

(d)	to receive and consider any communications which the Funds’ principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds’ filings on SEC Form N-CSR;

(e)	to receive and consider the communications which the Funds’ independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f)	to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(g)	to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence;

(h)	at least annually, to obtain and review a report by the auditor describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carries out by the firm, and any steps taken to deal with any such issues;

(i)	to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm’s services have a direct impact on the

Funds’ operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);
(j)	to review the fees charged to the Funds by the auditors for audit and non-audit services;

(k)	to investigate improprieties or suspected improprieties in Fund operations;

(l)	to review procedures to safeguard portfolio securities;

(m)	to review the Funds’ back-up procedures and disaster recovery plans (except those pertaining to primary pricing services system);

(n)	to discuss policies with respect to risk assessment and risk management;

(o)	to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(p)	to set clear hiring policies for employees or former employees of the auditors; and

(q)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.
4.	The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require.

5.	The Committee shall regularly meet with the Treasurer of the Funds.

6.	The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Funds and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Funds, of concerns regarding questionable accounting or auditing matters.

7.	The Committee also shall act as the Funds’ “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:
(a)	adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

(b)	have the authority and responsibility:
(i)	to inform the Funds’ chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

(ii)	to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds’ Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds’ chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

(iii)	at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds’ chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and
(c)	have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.
8.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

9.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

10.	The Committee shall evaluate its own performance at least annually.

EXHIBIT H
FIRST AMERICAN FUNDS
GOVERNANCE COMMITTEE CHARTER
(as of November 3, 2009)
I.	Purpose

The purpose of the Governance Committee is to oversee the Board’s governance processes.

II.	Composition
        The Governance Committee shall be composed entirely of Directors who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members and the Board Chair will serve as an “ex-officio” member of the Committee.
III.	Responsibilities

The Committee will have the following responsibilities:

Board Composition

• Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are “interested” or “disinterested” within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates’ qualifications for Board membership and, with respect to persons being considered to join the Board as “disinterested” directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to “disinterested” director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as “disinterested” directors: (1) a close family member[4] of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund’s affiliate.

• Review, annually, the independence of all Independent Directors and report its findings to the Board.

• Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

[4]	“Close family member” includes any member of the immediate family and any aunt, uncle or cousin.

• Report annually to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial Experts.
• Recommend to the Board a successor to the Board Chair when a vacancy occurs in that position.
• Consult with the Board Chair regarding the Board Chair’s recommended Committee assignments.
Committee Structure
• Assist the Board Chair in his or her annual review of the Board’s Committee structure and membership.
Director Education
• Develop an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.
• Encourage and monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.
• Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.
• Manage the Board’s education program in a cost-effective manner.
Governance Practices
• Review and make recommendations to the Board of Directors concerning Director compensation at least once every year.
• As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.
• Monitor compliance with the Board’s requirement that each Director maintain investments in the Funds that are at least equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.
• Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 72.

• Review Director compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the First American Fund Complex.
• If requested, assist the Board Chair in overseeing the Board’s self-evaluation process undertaken each year by the Independent Directors.
• In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.
• Review new industry reports and “best practices” applicable to the FAF complex as they are published.
• In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.
• Report the Committee’s activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.
• Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.
IV.	Retention of Experts
        The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TIME:
Friday, December 17, 2010
at 9:00 a.m.
PLACE:
800 Nicollet Mall
Minneapolis, Minnesota 55402
IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.

Book 1

Cusip Numbers:
027649-10-2	027649-20-1
604062-10-9	027649-30-0
604062-20-8	604062-30-7
02672T-10-9	31849P-10-4
31849P-20-3

S 71573

PROXY CARD Fund Name Here Preferred Stock
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel, or any one of them, as proxies of the undersigned, with full power of substitution, to cast all eligible votes held by the undersigned at the Annual Meeting of Shareholders, to be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, 3rd Floor-Training Room A, Minneapolis, Minnesota 55402, on December 17, 2010, at 9:00 a.m., Central time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Annual Meeting are revoked. Receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.
THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on this proxy card. Joint owners should each sign. When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, this signature should be that of an authorized officer, please sign in full corporate name and indicate the signer’s title.

Signature	Date

Additional Signatures (if held jointly)	Date

Please fold here – Do not tear or seperate
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.
For your convenience we have setup several convenient methods to vote your proxy. Please vote by using one of the following methods detailed below:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.

2. Phone:	Simply dial toll-free XXX-XXX-XXXX. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.
If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in. For any questions regarding the proposals or how to cast your vote, call toll-free XXX-XXX-XXXX.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

“TAG ID”	“CUSIP”

CONTROL NUMBER	PROXY CARD

Fund Name Here
Preferred Stock
THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.
PROPOSALS:
1.	To elect eight directors to the Board of Directors.

NOMINEES:
(01) Roger A. Gibson*	(04) Leonard W. Kedrowski*	(07) Virginia L. Stringer
(02) Victoria J. Herget	(05) Richard K. Riederer	(08) James M. Wade
(03) John P. Kayser	(06) Joseph D. Strauss
(*denotes preferred only)
FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT:

☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, check the box “For All Except” and write that nominee’s name on the line provided above.

		FOR	AGAINST	ABSTAIN
2.	To approve an Amendment to the Investment Advisory and Management Agreement with FAF Advisors, Inc.	☐	☐	☐

3.	To approve Investment Sub-Advisory Agreements with Nuveen Asset Management, Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC.	☐	☐	☐

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Fund for the current fiscal year.	☐	☐	☐
THANK YOU FOR YOUR CONSIDERATION AND VOTING.

“TAG ID”	“SCANNER BAR CODE”	CUSIP

PROXY CARD Fund Name Here Common Stock
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel, or any one of them, as proxies of the undersigned, with full power of substitution, to cast all eligible votes held by the undersigned at the Annual Meeting of Shareholders, to be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, 3rd Floor-Training Room A, Minneapolis, Minnesota 55402, on December 17, 2010, at 9:00 a.m., Central time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Annual Meeting are revoked. Receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.
THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on this proxy card. Joint owners should each sign. When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, this signature should be that of an authorized officer, please sign in full corporate name and indicate the signer’s title.

Signature	Date

Additional Signatures (if held jointly)	Date

Please fold here — Do not tear or seperate
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.
For your convenience we have setup several convenient methods to vote your proxy. Please vote by using one of the following methods detailed below:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.

2. Phone:	Simply dial toll-free XXX-XXX-XXXX. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.
If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in. For any questions regarding the proposals or how to cast your vote, call toll-free XXX-XXX-XXXX.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

“TAG ID”	“CUSIP”

CONTROL NUMBER	PROXY CARD

Fund Name Here
Common Stock
THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.
PROPOSALS:
1.	To elect six directors to the Board of Directors.

NOMINEES:
(01) Not Applicable	(04) Not Applicable	(07) Virginia L. Stringer
(02) Victoria J. Herget	(05) Richard K. Riederer	(08) James M. Wade
(03) John P. Kayser	(06) Joseph D. Strauss

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT:

☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, check the box “For All Except” and write that nominee’s name on the line provided above.

		FOR	AGAINST	ABSTAIN
2.	To approve an Amendment to the Investment Advisory and Management Agreement with FAF Advisors, Inc.	☐	☐	☐

3.	To approve Investment Sub-Advisory Agreements with Nuveen Asset Management, Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC.	☐	☐	☐

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Fund for the current fiscal year.	☐	☐	☐
THANK YOU FOR YOUR CONSIDERATION AND VOTING.

“TAG ID”	“SCANNER BAR CODE”	CUSIP

PROXY CARD Fund Name Here
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel, or any one of them, as proxies of the undersigned, with full power of substitution, to cast all eligible votes held by the undersigned at the Annual Meeting of Shareholders, to be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, 3rd Floor-Training Room A, Minneapolis, Minnesota 55402, on December 17, 2010, at 9:00 a.m., Central time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Annual Meeting are revoked. Receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.
THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on this proxy card. Joint owners should each sign. When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, this signature should be that of an authorized officer, please sign in full corporate name and indicate the signer’s title.

Signature	Date

Additional Signatures (if held jointly)	Date

Please fold here — Do not tear or seperate
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.
For your convenience we have setup several convenient methods to vote your proxy. Please vote by using one of the following methods detailed below:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.

2. Phone:	Simply dial toll-free XXX-XXX-XXXX. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.
If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in. For any questions regarding the proposals or how to cast your vote, call toll-free XXX-XXX-XXXX.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

“TAG ID”	“CUSIP”

CONTROL NUMBER	PROXY CARD

Fund Name Here
THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.
PROPOSALS:
1.	To elect eight directors to the Board of Directors.

NOMINEES:
(01) Roger A. Gibson	(04) Leonard W. Kedrowski	(07) Virginia L. Stringer
(02) Victoria J. Herget	(05) Richard K. Riederer	(08) James M. Wade
(03) John P. Kayser	(06) Joseph D. Strauss

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT:

☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, check the box “For All Except” and write that nominee’s name on the line provided above.

		FOR	AGAINST	ABSTAIN
2.	To approve an Amendment to the Investment Advisory and Management Agreement with FAF Advisors, Inc.	☐	☐	☐

3.	To approve Investment Sub-Advisory Agreements with Nuveen Asset Management, Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC.	☐	☐	☐

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Fund for the current fiscal year.	☐	☐	☐
THANK YOU FOR YOUR CONSIDERATION AND VOTING.

“TAG ID”	“SCANNER BAR CODE”	CUSIP